As filed with the Securities and Exchange Commission on April 18, 2001

                                            1940 Act Registration No.: 811-09763
                                            1933 Act Registration No.: 333-37982

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 1  [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                             AMENDMENT NO. 4  [X]

               LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES
                          (Exact Name of Registrant)

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                        120 Madison Street, Suite 1700
                           Syracuse, New York 13202

--------------------------------------------------------------------------------
             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  (315) 428-8400

                              ROBERT O. SHEPPARD
                         120 Madison Street Suite 1700
                           Syracuse, New York 13202

--------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

                                   Copy to:
                          Kimberly J. Smith, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                            Washington, D.C. 20004

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     Title of Securities: Interests in a separate account under individual flexible payment deferred variable annuity contracts.

            It is proposed that this filing will become effective:

                 [ ] immediately upon filing pursuant to Paragraph (b)
                     of Rule 485

                 [X] on May 1, 2001, pursuant to Paragraph (b)

                 [ ] 60 days after filing pursuant to Paragraph (a)(1)
                     of Rule 485 on

                 [ ] pursuant to Paragraph (a)(1) of Rule 485.

Lincoln ChoicePlus Access

Lincoln New York
Account N for Variable Annuities

Home Office:                             Servicing Office:
Lincoln Life & Annuity Company of New York

120 Madison Street, Suite 1700           Lincoln New York ChoicePlus
                                         P.O.Box 7866
Syracuse, NY 13202                       1300 South Clinton Street
www.lincolnlife-ny.com                   Fort Wayne, IN 46801

This Prospectus describes the individual flexible premium deferred variable an-nuity contract that is issued by Lincoln Life & Annuity Company of New York ("LNY"). It is primarily for use with nonqualified and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide re-tirement income that you cannot outlive or for an agreed upon time. These bene-fits may be a variable or fixed amount or a combination of both. If you die be-fore the annuity commencement date, we will pay your beneficiary a death bene-fit. In the alternative, you may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. A market value adjustment (MVA) may be applied to any surrender, withdrawal or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lin-coln New York Separate Account N for Variable Annuities (variable annuity ac-count [VAA]). The VAA is a segregated investment account of LNY. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AIM Variable Insurance Funds:
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Growth Fund
  AIM V.I. International Equity Fund
  AIM V.I. Value Fund

Alliance Variable Products Series Fund (Class B):
  Alliance Growth and Income Portfolio
  Alliance Growth Portfolio
  Alliance Premier Growth Portfolio
  Alliance Technology Portfolio

American Funds Insurance SeriesSM (AFIS) (Class 2):
  AFIS Global Small Capitalization Fund
  AFIS Growth Fund
  AFIS Growth-Income Fund
  AFIS International Fund

Delaware Group Premium Fund (Service Class):
  Delaware Premium Emerging Markets Series
  Delaware Premium Growth & Income Series
  Delaware Premium High Yield Series (formerly Delchester)
  Delaware Premium REIT Series

  Delaware Premium Select Growth Series
  Delaware Premium Small Cap Value Series
  Delaware Premium Social Awareness Series
  Delaware Premium Trend Series

Deutsche Asset Management VIT Funds
  Deutsche VIT Equity 500 Index

Franklin Templeton Variable Insurance Products Trust (Class 2):
  Franklin Mutual Shares Securities Fund
  Franklin Small Cap Fund

  Templeton Growth Securities Fund

  Templeton International Securities Fund

Liberty Variable Investment Trust:
  Newport Tiger Fund

Lincoln National:
  Bond Fund
  Money Market Fund

MFS(R) Variable Insurance Trust (Service Class):
  MFS Emerging Growth Series
  MFS Research Series
  MFS Total Return Series
  MFS Utilities Series

Variable Insurance Products (Service Class 2):
  Fidelity(R) VIP Equity-Income Portfolio
  Fidelity(R) VIP Growth Portfolio
  Fidelity(R) VIP Overseas Portfolio

  Fidelity(R) VIP Growth Opportunities Portfolio

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that are attached, and keep both prospectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annuity Company of New York, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about LNY and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  3
-------------------------------------------------
Expense tables                                 4
-------------------------------------------------
Summary                                        7
-------------------------------------------------
Condensed financial information                8
-------------------------------------------------
Investment results                            10
-------------------------------------------------
Financial statements                          10
-------------------------------------------------
Lincoln Life & Annuity Company of
New York                                      10
-------------------------------------------------
Variable annuity account (VAA)                10
-------------------------------------------------
Investments of the variable annuity account   10
-------------------------------------------------
Charges and other deductions                  13
-------------------------------------------------
The contract                                  14
-------------------------------------------------

                                                                    Page
------------------------------------------------------------------------
Annuity payouts                                                      19
------------------------------------------------------------------------
Fixed side of the contract                                           21
------------------------------------------------------------------------
Federal tax matters                                                  22
------------------------------------------------------------------------
Voting rights                                                        26
------------------------------------------------------------------------
Distribution of the contracts                                        26
------------------------------------------------------------------------
Return privilege                                                     26
------------------------------------------------------------------------
State regulation                                                     26
------------------------------------------------------------------------
Records and reports                                                  27
------------------------------------------------------------------------
Other information                                                    27
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account N Lincoln ChoicePlus Access                          28
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Pro-spectus.)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Lincoln New York Separate Account N for Variable Annuities, into which LNY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity benefit payments made after the annuity commencement date are based and upon whose life a death benefit may be paid.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies.

Income4Life Solution -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life -- The Lincoln National Life Insurance Company.

LNY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Purchase payments -- Amounts paid into the contract.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables
Summary of contractowner expenses:
Transfer fee: $25

The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, portfolio rebalancing, and cross reinvestment transfers are not included as transfers for purposes of calculating the transfer fee.

A market value adjustment (MVA) may be applied to withdrawals, surrenders or transfers (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, and regular income under Income4Life Solution) from a fixed account guarantee period amount. See Fixed side of the contract.

--------------------------------------------------------------------------------

Account N annual expenses for ChoicePlus Access subaccounts:
(as a percentage of average account value):

Mortality and expense risk charge        1.50%
Administrative charge                     .15%
                                         -----
Total annual charge for each subaccount  1.65%

Annual expenses of the funds for the year ended December 31, 2000:
(as a percentage of each fund's average net assets):

                                                 Management               Other               Total
                                                 Fees (after any          Expenses (after     Expenses (after
                                                 waivers/          12b-1  any waivers/        any waivers/
                                                 reimbursements) + Fees + reimbursements) =   reimbursements)
-------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (class 2)       0.80%       0.25%        0.06%               1.11%
-------------------------------------------------------------------------------------------------------------
AFIS Growth Fund (class 2)                            0.36        0.25         0.02                0.63
-------------------------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (class 2)                     0.34        0.25         0.01                0.60
-------------------------------------------------------------------------------------------------------------
AFIS International Fund (class 2)                     0.54        0.25         0.05                0.84
-------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    0.61        N/A          0.21                0.82
-------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                  0.61        N/A          0.22                0.83
-------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund                    0.73        N/A          0.29                1.02
-------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                   0.61        N/A          0.23                0.84
-------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio (class B)                   0.75        0.25         0.08                1.08
-------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (class B)        0.63        0.25         0.06                0.94
-------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (class B)           1.00        0.25         0.05                1.30
-------------------------------------------------------------------------------------------------------------
Alliance Technology Portfolio (class B)/1/            1.00        0.25         0.08                1.33
-------------------------------------------------------------------------------------------------------------
Delaware Premium Emerging Markets Series
 (Service class)/2/                                   1.00        0.15         0.50                1.65
-------------------------------------------------------------------------------------------------------------
Delaware Premium Growth and Income Series
 (Service class)/2/                                   0.60        0.15         0.04                0.79
-------------------------------------------------------------------------------------------------------------
Delaware Premium High Yield Series (Service
 class)/2/                                            0.65        0.15         0.13                0.93
-------------------------------------------------------------------------------------------------------------
Delaware Premium REIT Series (Service class)/2/       0.54        0.15         0.31                1.00
-------------------------------------------------------------------------------------------------------------
Delaware Premium Select Growth Series (Service        0.68        0.15         0.16                0.99
  class)/2/
-------------------------------------------------------------------------------------------------------------
Delaware Premium Small Cap Value Series
 (Service class)/2/                                   0.69        0.15         0.16                1.00
-------------------------------------------------------------------------------------------------------------
Delaware Premium Social Awareness Series
 (Service class)/2/                                   0.69        0.15         0.16                1.00
-------------------------------------------------------------------------------------------------------------
Delaware Premium Trend Series (Service                            0.15         0.11                1.00
 class)/2/                                            0.74
-------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index/3/                      0.20        N/A          0.10                0.30
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio                           0.25         0.10                0.83
 (Service class 2)/4/                                 0.48
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Service class                   0.25         0.09                0.91
 2)/4/                                                0.57
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Service                       0.25         0.18                1.15
 class 2)/4/                                          0.72
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio
 (Service class 2)/4/                                 0.58        0.25         0.12                0.95
-------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund (class                     0.25         0.20                1.05
 2)/5/                                                0.60
-------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (class 2)/5/,/6/              0.49        0.25         0.28                1.02
-------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund             0.90        N/A          0.25                1.15
-------------------------------------------------------------------------------------------------------------
Lincoln National Bond Fund                            0.45        N/A          0.09                0.54
-------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                    0.48        N/A          0.10                0.58
-------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series
  (Service class)/8/                                  0.75        0.20         0.10                1.05
-------------------------------------------------------------------------------------------------------------

                                                 Management               Other               Total
                                                 Fees (after any          Expenses (after     Expenses (after
                                                 waivers/          12b-1  any waivers/        any waivers/
                                                 reimbursements) + Fees + reimbursements) =   reimbursements)
-------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Research Series (Service
 class)/8/                                            0.75%        0.20%       0.10%               1.05%
-------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total Return Series
 (Service class)/8/                                   0.75         0.20        0.15                1.10
-------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series (Service
 class)/8/                                            0.75         0.20        0.16                1.11
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (class
 2)/5/,/7/                                            0.81         0.25        0.06                1.12
-------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund (class
 2)/5/                                                0.67         0.25        0.20                1.12
-------------------------------------------------------------------------------------------------------------

1) For the period January 1, 2000 through April 30, 2000, the adviser waived and/or reimbursed certain expenses of the Technology Portfolio. This waiver/reimbursement is no longer in effect. With the waiver/reimbursement the Management Fees, 12b-1 Fees, Other Expenses and Total Expenses of the Technology Portfolio were 0.99%, 0.25%, 0.07%, and 1.31%, respectively.

2) Effective May 1, 2001 through October 31, 2001 Delaware Management Company ("DMC") has voluntarily agreed to waive its management fee and reimburse the Series for expenses (excluding any taxes, interest, brokerage fees, extraor-dinary expenses and 12b-1 fees) will not exceed 0.80% for Growth and Income, High Yield; 0.85% for REIT, Select Growth, Small Cap Value, Social Aware-ness, Trend; 1.50% for Emerging Markets. Without such an arrangement, the total operating expenses would have been 1; 1.06% for Select Growth, Small Cap Value, Social Awareness; 1.21% for REIT; 1.90% for Emerging Markets. DMC voluntarily elected to cap its management fee for the Growth and Income Se-ries at 0.60% indefinitely. Through arrangements with certain funds' custo-dian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating ex-penses, after reimbursement, were 0.98% for Select Growth. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%).

3) Under the advisory Agreement with Deutsche Asset Management, Inc. (The "Ad-visor"), the fund will pay an advisory fee at an annual percentage of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Fund for the year ended 12/31/00 total expenses would have been 0.34% for the Equity 500 Index Fund.

4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's ex-penses, and/or because through arrangements with the fund's custodian, cred-its realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospec-tus for details.

5) The Fund's class 2-distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement ef-fective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

7) The Fund administration fee is paid indirectly through the management fee.

8) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custo-dian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect reducing the series' expenses. "Other Expenses" do not take into ac-count these expense reductions, and are therefore higher than the actual ex-penses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.04% for Emerging Growth Series; 1.04% for Research Series; 1.09% for Total Return Series; and 1.10% for Utilities Series.

Example
(expenses of the subaccounts and of the funds):

Whether or not you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% an-nual return:

                                                           1 year 3 years 5 years 10 years
------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund                       $28    $ 87    $147     $312
------------------------------------------------------------------------------------------
AFIS Growth Fund                                             23      72     124      265
------------------------------------------------------------------------------------------
AFIS Growth-Income Fund                                      23      71     122      262
------------------------------------------------------------------------------------------
AFIS International Fund                                      26      78     134      286
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           25      78     133      284
------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                         25      78     134      285
------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund                           27      84     143      303
------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                          26      78     134      286
------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio                         27      81     139      295
------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                    28      86     146      309
------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio                            30      92     157      330
------------------------------------------------------------------------------------------
Alliance Technology Portfolio                                30      93     158      333
------------------------------------------------------------------------------------------
Delaware Premium Emerging Markets Series                     34     102     174      362
------------------------------------------------------------------------------------------
Delaware Premium Growth and Income Series                    25      77     132      281
------------------------------------------------------------------------------------------
Delaware Premium High Yield Series                           26      81     139      294
------------------------------------------------------------------------------------------
Delaware Premium REIT Series                                 27      83     142      301
------------------------------------------------------------------------------------------
Delaware Premium Select Growth Series                        27      83     142      300
------------------------------------------------------------------------------------------
Delaware Premium Small Cap Value Series                      27      83     142      301
------------------------------------------------------------------------------------------
Delaware Premium Social Awareness Series                     27      83     142      301
------------------------------------------------------------------------------------------
Delaware Premium Trend Series                                27      83     142      440
------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index                                20      67     107      231
------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio                      25      78     134      285
------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio                             26      81     138      292
------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio                           27      82     140      296
------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio               29      88     149      316
------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund                       28      85     144      306
------------------------------------------------------------------------------------------
Franklin Small Cap Fund                                      28      85     144      306
------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                    29      88     149      316
------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                   23      69     119      255
------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                           23      71     121      260
------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series                 28      85     144      306
------------------------------------------------------------------------------------------
MFS(R) Variable Trust Research Series                        28      85     144      306
------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total Return Series                    28      86     147      311
------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series                       28      87     147      312
------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                             28      87     148      313
------------------------------------------------------------------------------------------
Templeton International Securities Fund                      28      87     148      313
------------------------------------------------------------------------------------------

The expense table reflects expenses of the VAA as well as expenses of the funds. We provide this example to help you understand the direct and indirect costs and expenses of the contract. This example assumes that fee waivers/reimbursements will con tinue for the length of time shown in the example. For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or an nuity payouts are made. This example should not be considered a represen tation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or market value adjusted annuity contract between you and LNY. This Prospectus describes the variable side of the contract. See The contract. Certain benefits, fea-tures, and charges may vary in certain states. You should refer to your con-tract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account-- Description of the funds.

Who invests my money? Several different investment advisers manage the invest-ment options. See Investments of the variable annuity account--Investment ad-visers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contract.

What charges do I pay under the contract? We will deduct any applicable pre-mium tax from purchase payments or contract value at the time the tax is in-curred or at another time we choose.

We apply a charge equal to an annual rate of 1.65% to the daily net asset value of the VAA. This charge includes 0.15% as an administrative charge and 1.50% as a mortality and expense risk charge. See Charges and other deduc-tions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

Charges may also be imposed during the regular income or Annuity payout peri-od. See the contracts and Annuity payouts.

For information about the compensation we pay for sale of the contracts. See The Contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tract--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your con-tract as a fixed option or variable option or a combination of both. See Annu-ity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive a death benefit called the EGMDB. In the alternative, you may choose to receive the death benefit upon the death of the annuitant. See The contract--Death benefit before the annuity commencement date. See Income4Life Solutions (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contract--Transfers between subaccounts on or before the annuity commencement date, Transfers af-ter the annuity commencement date and Transfers to and from a fixed account on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contract--Surrenders and withdraw-als. A portion of surrender/ withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the con-tract. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus Access subaccounts for the fol-lowing periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes, which are all included in the SAI.

                                                                         2000*
-------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.241
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AFIS Growth Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.974
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AFIS Growth-Income Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.437
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AFIS International Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   7.829
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   7.921
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AIM V.I. Growth Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   7.361
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AIM V.I. International Equity Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.042
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
AIM V.I. Value Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.486
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------

                                                                         2000*
-------------------------------------------------------------------------------
Alliance VP Growth Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.047
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Alliance VP Growth and Income Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.474
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Alliance VP Premier Growth Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   7.731
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Alliance VP Technology Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   6.644
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium Emerging Markets Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.260
Number of accumulation units
 . End of period (000's)................................................       0
-------------------------------------------------------------------------------
Delaware Premium Growth and Income Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  11.562
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium High Yield Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.955
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium REIT Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.710
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium Select Growth Series
Accumulation unit value
 . Beginning of period value............................................ $10.000
 . End of period........................................................   7.500
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium Small Cap Value Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  11.847
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Delaware Premium Social Awareness Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.788
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------

                                                                         2000*
-------------------------------------------------------------------------------
Delaware Premium Trend Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   7.752
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.988
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.863
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.353
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.597
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.478
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.853
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Franklin Small Cap Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.041
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.249
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Lincoln National Bond Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.608
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------

                                                                         2000*
-------------------------------------------------------------------------------
Lincoln National Money Market Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.214
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
MFS VT Emerging Growth Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.163
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
MFS VT Research Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   8.819
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
MFS VT Total Return Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  11.133
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
MFS VT Utilities Series
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   9.899
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Templeton Growth Securities Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................  10.204
Number of accumulation units
 . End of period (000's omitted)........................................       0
-------------------------------------------------------------------------------
Templeton International Securities Fund
Accumulation unit value
 . Beginning of period.................................................. $10.000
 . End of period........................................................   9.675
Number of accumulation units
 . End of period (000's omitted)........................................       0

* These values do not reflect a full year's experience because they are calcu-lated for the period from the beginning of investment activity of the subaccounts (October 12, 2000) through December 31, 2000.

Investment results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money markets subaccount yield is based upon investment performance over a 7-day period, which is then annualized.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial state-ments of LNY are located in the Statement of Additional Information (SAI). If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.

Lincoln Life & Annuity Company of New York

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC). LNC & Lincoln Life are both organized under Indiana law. LNC's primary businesses are insurance and financial services.

Variable annuity account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. The VAA satisfies the definition of a separate account under the federal secu-rities laws. We do not guarantee the investment performance of the VAA. Any in-vestment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by LNY in addition to the contracts described in this Prospectus. The other annuity contracts sup-ported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund of the se-ries. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or sub-stitute funds.

Investment advisers

The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advi-sors, Inc.

Alliance Variable Products Series Fund, managed by Alliance Capital Management, L.P.

American Funds Insurance Series, managed by Capital Research and Management Company.

Delaware Group Premium Fund Inc. ("Delaware Group"), managed by Delaware Man-agement Company. The Emerging Markets Series is managed by Delaware Interna-tional Advisers Ltd.

Deutsche Asset Management VIT Funds, managed by Bankers Trust Company.

Franklin Templeton Variable Insurance Products Trust--Franklin Small Cap is managed by Franklin Advisers, Inc.; Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; Templeton Growth Securities is managed by Tem-pleton Global Advisors Limited; Templeton International Securities is managed by Templeton Investment Counsel, LLC.

Liberty Variable Investment Trust ("Liberty Variable Trust"), managed by Lib-erty Advisory Series Corp., and sub-advised by Colonial Management Associates, Inc. and Newport Fund Management, Inc.

Lincoln National Bond Fund, Inc., and Lincoln National Money Market Fund, Inc., managed by Delaware Lincoln Investment Advisers.
10

MFS(R) Variable Insurance Trust ("MFS(R) Variable Trust"), managed by Massachusetts Financial Services Company.

Variable Insurance Products Fund ("Fidelity(R) VIP"), managed by Fidelity Man-agement & Research Company.

As compensation for their services to the fund, the investment advisers re-ceive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purxchase and Redemption of Shares, in the prospectuses for the fund.

With respect to a fund, the adviser and/or distributor, or an affiliate there-of, may compensate LNY (or an affiliate) for administrative, distribution, or other services. Some funds may compensate us more than other funds. It is antici-pated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts is-sued or administered by LNY (or an affiliate). As of the date of this Prospec-tus, we were receiving compensation from each fund company except Delaware.

The funds' shares are issued and redeemed only in connection with variable an-nuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of LNY and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to mon-itor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate ac-counts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain in-vestment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfo-lios that are managed by the adviser or sub-adviser. There can be no assur-ance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio man-aged by the adviser or sub-adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectuses for the funds which are included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

AFIS Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreci-ation through stocks. Investors in the fund should have a long-term perspec-tive and be able to tolerate potentially wide price fluctuations.

AFIS Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securi-ties which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

AFIS International Fund: Seeks to make your investment grow over time by in-vesting primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AIM V.I. Capital Appreciation Fund: Seeks growth of capital through investment in common stocks.

AIM V.I. Growth Fund: Seeks growth of capital primarily by investing in sea-soned and better capitalized companies considered to have strong earnings mo-mentum. Focus on companies that have experienced above-average growth in earn-ings and have excellent prospects for future growth.

AIM V.I. International Equity Fund: Seeks to provide long-term growth of capi-tal by investing in a diversified portfolio of international equities whose issuers are considered to have strong earnings momentum.

AIM V.I. Value Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.

Alliance Growth and Income Portfolio: Seeks reasonable current income and rea-sonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securi-ties and convertible securities.

Alliance Growth Portfolio: Seeks to provide long-term growth of capital. Cur-rent income is only an incidental consideration. The portfolio invests primar-ily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. econ-omy over time.

Alliance Premier Growth Portfolio: Seeks long-term growth of capital by pursu-ing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-qual-ity U.S. companies that are judged likely to achieve superior earnings growth.

Alliance Technology Portfolio: Seeks to emphasizes growth of capital and in-vests for capital appreciation. Current income is only an incidental consider-ation. The portfolio may seek income by writing listed call options. The port-folio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

Delaware Premium Emerging Markets Series: Seeks long-term capital appreciation by investing primarily in stocks of companies located or operating in emerging or developing countries.

Delaware Premium Growth and Income Series: Seeks capital appreciation with current income as a secondary objective.

Delaware Premium High Yield Series: Seeks total return and, as a secondary objective, high current income. The series invests primarily in high-yield corporate bonds commonly known as junk bonds. An investment in this series may involve greater risks than an investment in a portfolio comprised primarily of investment-grade bonds.

Delaware Premium REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securi-ties of companies primarily engaged in the real estate industry.

Delaware Premium Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies which the manager believes have the potential for high earnings growth. Companies of any size are consid-ered, as long as they are larger than $300 million in market capitalization.

Delaware Premium Small Cap Value Series: Seeks capital appreciation by invest-ing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

Delaware Premium Social Awareness Series: Seeks long-term capital appreciation by investing in stocks of mid-size and large companies expected to grow over time that also meet certain criteria of social responsibility.

Delaware Premium Trend Series: Seeks long-term capital appreciation by invest-ing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

Deutsche VIT Equity 500 Index: Seeks to match the performance of the stock market as represented by Standard & Poor's 500 Index, before fund expenses.

Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capi-tal appreciation, seeking a yield that exceeds the composite yield on the se-curities comprising the Standard and Poor's 500 Index (S&P 500).

Fidelity(R) VIP Growth Portfolio: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital by in-vesting primarily in foreign securities.

Fidelity(R) VIP Growth Opportunities Portfolio: Seeks capital growth by in-vesting primarily in common stocks.

Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. Invests primarily in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria.

Franklin Small Cap Fund: Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies. Small cap companies are gener-ally those with market cap values of less than $1.5 billion at time of pur-chase.

Liberty Variable Trust Newport Tiger Fund: Seeks long-term growth by investing primarily in the stocks of high quality international companies located in the ten "Tigers" of Asia: Hong Kong, The Peoples Republic of China, Singapore, Ma-laysia, Thailand, Indonesia, India the Philippines, South Korea and Taiwan.

Lincoln National Bond Fund: Seeks maximum current income consistent with pru-dent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

Lincoln National Money Market Fund: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.

MFS(R) Variable Trust Emerging Growth Series: Seeks to provide long-term growth by investing primarily in the common stocks of companies the managers believe are in the early stages of their life cycle but which have the poten-tial to become major enterprises.

MFS(R) Variable Trust Research Series: Seeks long-term growth and future in-come by investing primarily in equity companies believed to possess better than average prospects for long-term growth. A committee of investment re-search analysts selects the securities for the fund, with individual analysts responsible for choosing securities within an assigned industry.

MFS(R) Variable Trust Total Return Series: Seeks to provide above-average in-come consistent with the prudent employment of capital and to provide a rea-sonable opportunity for capital growth and income. The fund invests in a broad range of securities, including short-term obligations, and may be diversified not only by company and industry, but also by security type.

MFS(R) Variable Trust Utilities Series: Seeks capital growth and current in-come by investing the majority of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

Templeton Growth Securities Fund: Seeks long-term capital growth. Invests pri-marily in equity securities of companies in various nations throughout the world, including the U.S. and emerging markets.

Templeton International Securities Fund: Seeks long-term capital growth. In-vests primarily in equity securities of companies outside the United States, including those in emerging markets.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LNY, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the invest-ments of future purchase payments, or both. We may close subaccounts to allo-cations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursu-ant to participation agreements, also may terminate these agreements and dis-continue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be avail-able, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annu-ity payouts, furnishing accounting and valuation services (including the cal-culation and monitoring of daily subaccount values), reconciling and deposit-ing cash receipts, providing contract confirmations, providing toll-free in-quiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the EGMDB will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge.

Deductions from the VAA for Lincoln ChoicePlus Access
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.65% of the daily net asset value. The charge consists of a 0.15% ad-ministrative charge and a 1.50% mortality and expense risk charge.

Transfer fee

We reserve the right to impose a $25 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, cross re-investment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently there is no premium tax levied for New York residents.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout peri-od. See Income4Life Solutions (IRA) and (Non-Qualified) and Annuity payouts.

There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse LNY or an affiliate for certain expenses incurred in connection with certain administra-tive and distribution support services provided to the funds.

Additional information
The administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative ex-penses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower dis-tribution and administrative expenses may be the result of economies associ-ated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to de-posits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative charges applicable to a particular contract will be stated in that contract.

The contract

Purchase of contract
The contract is available in New York. If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The com-pleted application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our le-gally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for process-ing a purchase order is received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is com-plete, the initial purchase payment must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in New York and also be eli-gible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant can-not be older than age 89 at the time of application.

Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. You may change the amount and/or frequency of pur-chase payments at any time. The minimum initial purchase payment is $25,000. The minimum annual amount for additional purchase payments is $300. The mini-mum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If you stop making purchase payments, the con-tract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender

14
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of the contract, maturity date or the payment of any death benefit, whichever comes first.

Valuation date

Accumulation and annuity units will be valued once daily at the close of trad-ing (normally 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments allocated to the VAA accounts are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Servicing Office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the ex-penses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers are limited to twelve (12) times (within and/or between the variable and the fixed accounts) per contract year unless otherwise authorized by LNY. We reserve the right to impose a $25.00 fee for transfers after the first 12 times during a contract year. This limit does not apply to transfers made un-der the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvestment program elected on forms available from us. (See Additional services and the SAI for more information about these pro-grams.)

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our servicing office using written, tele-phone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may re-quire certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and writ-ten confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your serv-ice provider's, or your agent's, can experience outages or slowdowns for a va-riety of reasons. These outages or slowdowns may delay or prevent our process-ing of your request. Although we have taken precautions to limit

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these problems at LNY, we cannot promise complete reliability under all circum-
stances. If you are experiencing problems, you should make your transfer re-quest by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should LNY become aware of such disruptive practices, LNY may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from a fixed account on or before the annuity commencement date

You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers are limited to twelve (12) (within and/or between the variable and the fixed accounts) per contract year unless otherwise authorized by LNY. We reserve the right to impose a $25.00 fee for transfers after the first 12 times during a contract year. Transfers made as part of an automatic transfer program will not be counted against those twelve transfers. Transfers of all or a por-tion of a fixed account (other than automatic transfer programs) may be subject to a market value adjustment.

Transfers may be delayed as permitted by the 1940 Act.

Transfers after the annuity commencement date
You may transfer all or a portion of your investment in one subaccount to an-other subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advan-tage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed subaccount or certain variable subaccounts into the variable subaccounts on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic with-drawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to an-other specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of benefi-ciary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the bene-ficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the an-nuitant will be treated as death of the contractowner. Death benefits are tax-able. See Federal tax matters.

If the death occurs before the annuity commencement date, the enhanced guaran-teed minimum death benefit (EGMDB) paid will be the greatest of: (1) the con-tract value as of the day on which LNY approves the payment of the claim; (2) the sum of all purchase payments decreased proportionally by all withdrawals, partial annuitizations and premium tax incurred, if any; or (3) the highest contract value which the contract attains on any contract anniversary date (including the inception date) on ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased proportionally by partial withdrawals, partial annuitizations, and any premium taxes incurred subsequent to the anniversary date on which the highest contract value is obtained.

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as owner.

If there are joint owners, upon the death of the first contractowner, LNY will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, LNY will pay a death benefit to the designated beneficiary(s).

Upon the death of a contractowner, joint owner or annuitant, if the surviving spouse continues the contract, any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This provision ap-plies only one time for each contract.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alterna-tively, a contractowner may elect a death benefit payable to the contractowner (and joint owner, if applicable, in equal shares) if the annuitant named on this contract has not been changed, unless the change occurred because of the death of a prior annuitant.

Notification of the election of this death benefit must be received by LNY within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit pay-able on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for pay-ment; and (3) our receipt of all required claim forms, fully completed. If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim. This payment may be postponed as permit-ted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's inter-est will go to any other beneficiaries named, according to their respective interests; or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the benefi-ciary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins re-ceiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending be-yond the beneficiary's life expectancy.

The death benefit payable on the death of the annuitant, will be distributed either in the form of a lump sum settlement or an annuity payout. The annuity payout must be selected within 60 days after LNY has approved the death claim.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the Servicing Office of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commence-ment date. A contingent annuitant may be named or changed by notifying the Servicing Office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date are not available at this time, but may be available in the future.

The amount available upon surrender/withdrawal is the contract value less any applicable fees and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing Office. The minimum amount which can be withdrawn is $300. Unless a request for with-drawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and with-drawals from the fixed account may be subject to a market value adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this Pro-spectus. See Federal tax matters.

We may terminate the contract if withdrawals reduce your contract value below $2,000 and purchase payments have stopped for a period of 3 full years.

Income4Life Solution for IRA Contracts

The Income4Life Solution for IRA Contracts provides you variable, periodic reg-ular income payments. This option, when available in your state, is subject to a charge, computed daily, equal to an annual rate of 1.90%. This charge con-sists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.75%. The charge will begin fourteen days prior to the date the ini-tial regular income payment is due based on the contractowners election.

The Income4Life Solution is only available for IRA and Roth IRA contracts (ex-cluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the Income4Life Solution at the time of application or at any time before the annuity commencement date by sending a written request to our home office. If you make additional purchase payments, an option to start a new program under the Income4Life Solution may be provided. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an Income4Life Solution is selected, the applicable transfer provisions among sub-accounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4Life Solution option provides for variable, periodic regular income payments during a defined period of time (the "Access Period"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Subsequent regular income payments will be adjusted annually with the performance of the subaccounts selected. For example, if net investment perfor-mance for the year is 3% higher (annualized) than 4%, the regular income pay-ment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any market value adjustments.

Access Period. During the Access Period you select, you will be able to access your Account Value through withdrawals. We will establish the minimum (cur-rently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regu-lar income payments will be adjusted accordingly, and the Account Value remain-ing at the end of the new Access Period will be applied to continue regular in-come payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4Life Solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annu-itant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account

Value by the amount of the withdrawal, and all subsequent regular income pay-ments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If there are joint annuitants and either annuitant dies during the Ac-cess Period, the Income4Life Solution will terminate. The surviving annuitant may start a new Income4Life Solution program. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
Commissions are paid to dealers under different commission options. The maxi-mum commission paid as a percentage of each purchase payment is 2.50%, plus ongoing annual compensation of up to 1.00%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments. At times, additional sales incentives (up to an annual continuing 0.10% of con-tract value) may be provided to dealers maintaining certain sales volume lev-els. Upon annuitization, the commissions paid to dealers are a maximum of 3.00% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Ownership
As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by law. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an as-signment.

Joint ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Contractowner questions
The obligations to purchasers under the contracts are those of LNY. Questions about your contract should be directed to us at 1-888-868-2583.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If no election is made, payments will be made monthly. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Fol-lowing are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guar-antees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annu-itant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive. This option fur-ther provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, mi-nus (b) the annuity units represented by each payout to the annuitant multi-plied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

General information

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death bene-fit to a beneficiary. If you do, the beneficiary cannot change this payout op-tion. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk, except for the Income4Life Solution.

The annuity commencement date must be on or before the annuitant's 90th birth-day. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days be-fore the scheduled annuity commencement date, upon written notice to the Ser-vicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date, less any applicable premium taxes;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as ap-plied to the applicable mortality table. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to in-crease, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Income4Life Solution

(Non-Qualified Annuity Contracts ONLY)

We also offer a variable annuity payout option for Non-qualified Contracts, when available in your state, the Income4Life Solution that is subject to a charge, computed daily, equal to an annual rate of 1.90%.

This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.75%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

If your contract value is at least $50,000, you may elect the Income4Life So-lution at the time of application or at any time before the annuity commence-ment date by sending a written request to our home office. Additional purchase payments will not be accepted after Income4Life is elected. There is no guar-antee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation. De-pending on state availability, under this Income4Life Solution option you may change your assumed interest rate once a year after your regular income pay-ments begin.

Regular Income. The Income4Life Solution provides for variable, periodic regu-lar income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Other assumed investment rates may be available in your state. Each subsequent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment per-formance for the year is 3% higher (annualized) than the assumed investment rate of 4%, the regular income payment will increase by approximately 3%. Con-versely, if actual net investment performance is 3% lower than 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any market value adjustments. See Federal tax matters--Taxation of annuity payouts.

Access Period. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. During the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value on the Valua-tion Date the Income4Life Solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment perfor-mance.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Taxation of withdrawals and surrenders.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor benefit.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of LNY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department.

In reliance on certain exemptions, exclusions and rules, LNY has not regis-tered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general ac-count nor any interests in it are regulated under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our gen-eral account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only se-lected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a mar-ket value adjustment (MVA). See Market value adjustment below and Charges and other deductions. The MVA will NOT reduce the amount available for a surren-der, withdrawal or transfer to an amount less than the initial amount allo-cated or transferred to a fixed account plus interest of 3.0% per year, less account fees, if any.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LNY'S SOLE DIS-CRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period and dollar cost averag-ing holding account.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1, 3, 5, 7, or 10 years. LNY may offer a fixed subaccount for a period of less than one year for the purpose of dollar cost averaging. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The dura-tion of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. In-terest will be credited daily at a guaranteed rate that is equal to the effec-tive annual rate determined on the first day of the fixed subaccount guaran-teed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period purchase payment amount will be treated separately for purposes of determining any applicable MVA. Any amount withdrawn from a fixed subaccount may be subject to any applicable account fees and premium taxes.

LNY will notify the contractowner in writing at least 15 but not more than 45 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previ-ous guaranteed period, unless LNY receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may re-quest the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by LNY. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limi-tation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averag-ing, cross re-investment, portfolio rebalancing, and regular income under Income4Life Solution, transfers) will be subject to a MVA. A surrender, with-drawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be applied to the amount being surrendered, withdrawn or transferred. In general, the MVA reflects the rela-tionship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, with-drawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surren-der, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the MVA will generally result in a higher payment at the time of the surrender, withdrawal or trans-fer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the MVA will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve.

The MVA is calculated by multiplying the transaction amount by:

                                    (1+A)n
                      -1             ----
                                    (1+B)n

where:
A = yield rate for a Treasury security with time to maturity equal to the time remaining in the applicable subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or trans-fer (if the period remaining is one year or less, the yield rate for a one year Treasury security will be used).

If interest rates stay the same, there will be no MVA.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the MVA.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax ad-viser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Fed-eral income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deduct-ible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include with-drawals, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for life
  (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in income.

Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

We currently do not but may, in the future, subject to the approval of the New York Superintendent of Insurance, issue contracts in connection with:

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public School system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt or-ganizations ("457 plans").

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan par-ticipant's specific circumstances, e.g., the participant's compensation.
 . Under most qualified plans, e.g., Traditional IRAs, the annuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for purchase pay-ments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concern-ing required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a mini-mum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qual-ified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary de-pending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2, . received on or after the annuitant's death or because of the annuitant's dis-
  ability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific re-quirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qual-ified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suf-fer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should always be con-sulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts.

The EGMDB and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being provided under the contracts when we issue the contracts as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional IRA or Roth IRA could result in in-creased taxes to you.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life & Annuity Company of New York
Under existing Federal income tax laws, LNY does not pay tax on investment in-come and realized capital gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Fed-eral income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the in-structions of contractowners who have interests in any subaccounts which in-vest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a re-sult we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other ma-terials relating to the fund. Since the fund engages in shared funding, other persons or entities besides LNY may vote fund shares. See Investments of the variable annuity account--Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation regis-tered with the Securities and Exchange Commission as a broker-dealer, is the distributor and principal underwriter of the contracts. Under an agreement with LFA, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist LFA in forming the selling group. LFD will also perform cer-tain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by LFA registered representatives and by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by the New York Department of Insurance to represent us. LNY will offer the contracts in New York only.

Return privilege

Within the 10 day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to the Servicing Office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, In-diana, 46801 or to the Representative through whom it was purchased. A con-tract canceled under this provision will be void. With respect to the fixed portion of a contract and the VAA, we will return the contract value as of the date of receipt of the cancellation, plus any premium taxes and the adminis-trative, and mortality and expense risk charges which had been deducted. No market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semiannually after the first contract year, reports containing infor-mation required by that Act or any other applicable law or regulation. Adminis-tration services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, LNY and the contracts offered. Statements in this Prospec-tus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our adver-tisements. Companies that belong to IMSA subscribe to a set of ethical stan-dards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings

LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.

Statement of additional information table of contents for Separate Account N

Item
-------------------------------------------
General information and history of LNY  B-2
-------------------------------------------
Special terms                           B-2
-------------------------------------------
Services                                B-2
-------------------------------------------
Principal underwriter                   B-2
-------------------------------------------
Purchase of securities being offered    B-2
-------------------------------------------
Calculation of investment results       B-2

--------------------------------------------------------------------------------

Item
--------------------------------------
Market Value Adjustment            B-6
--------------------------------------
Annuity payouts                    B-7
--------------------------------------
Advertising and sales literature   B-9
--------------------------------------
Additional services               B-10
--------------------------------------
Other information                 B-11
--------------------------------------
Financial statements              B-12

--------------------------------------------------------------------------------
                STATEMENT OF ADDITIONAL INFORMATION REQUEST CARD
                           Lincoln ChoicePlus Access
                      Lincoln New York Separate Account N

  Please send me a free copy of the current Statement of Additional Information for Lincoln New York Separate Account N for Variable Annuities (ChoicePlus Access).

                              (Please Print)

  Name _________________________________________________________________

  Address ______________________________________________________________

  City _____________________________________________________ State  Zip

  Mail to Lincoln Life & Annuity Co. of New York, P.O. Box 7866, Fort Wayne, Indiana 46801

 ................................................................................

Lincoln ChoicePlus Access

Lincoln New York Separate Account N for Variable Annuities (Registrant)

Lincoln Life & Annuity Company of New York (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus Access Prospectus of Lincoln New York Separate Account N for Variable Annuities dated May 1, 2001.
You may obtain a copy of the Lincoln ChoicePlus Access Prospectus on request and without charge.
Please write Lincoln Life & Annuity Company of New York, P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents

Item                                  Page
------------------------------------------
General information and history
of LNY                                B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

Item                               Page

Calculation of investment results   B-2

Market Value Adjustment             B-6

Annuity payouts                     B-7

Advertising and sales literature    B-8

Additional services                B-10

Other information                  B-11

Financial statements               B-11





This SAI is not a Prospectus.

The date of this SAI is May 1, 2001.

General information and
history of Lincoln Life & Annuity Company of New York ("LNY")

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC). LNC and Lincoln Life are organized under Indiana law. LNC's primary businesses are insurance and financial services.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange (Ex-change) is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, In-dependence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statu-tory-basis financial statements of LNY appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by LNY or by third parties responsible to LNY. Administrative services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.

Principal underwriter

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation regis-tered with the Securities and Exchange Commission as a broker-dealer, is the principal underwriter for the contracts, which are offered continuously. Lin-coln Financial Distributors, Inc. will perform certain marketing and other an-cillary functions as described in the Prospectus.

Sales charges and exchange privileges under the contracts are described in the Prospectus.

Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed in-surance agents who specialize in selling LNY products; through independent in-surance brokers; and through certain securities brokers/dealers selected by LNY whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below describe performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:
At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a sev-en-day period. This income is then annualized. The process of annualizing, re-sults when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The seven-day yield for the Lincoln National Money Market Fund subaccount is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2000); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the fac-tor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The LincolnNational Money Market Fund subaccount yield was 4.45% as of December 31, 2000.

Standard investment results:
Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where:P = a hypothetical initial purchase payment of $1,000
    T = average annual total return for the period in question
    N = number of years

    ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period there-of)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and
(3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the separate account.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a fund became available in the VAA will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any riders that were in effect during the time periods shown. This perfor-mance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on his-torical and hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This infor-mation represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.

Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the begin-ning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the en-tire base period, would produce the cumulative return.

A. Non-Standard Performance Data (adjusted for contract expense charges):

Period Ending December 31, 2000

                                                                                                As if
Subaccount                                       YTD    1-year  3-year  5-year 10-year Lifetime Commenced
---------------------------------------------------------------------------------------------------------
Delaware Growth and Income Series                  9.5%   9.5%    4.5%   11.8%  12.8%     9.7%   7/28/88
Delaware High Yield Series                       (17.8) (17.8)   (8.8)   (1.3)   5.7      4.3    7/28/88
Delaware Emerging Markets Series                 (25.0) (25.0)  (10.2)    N/A           (11.6)    5/1/97
Delaware International Equity Series              29.1   29.1     N/A     N/A    N/A      4.0   10/29/92
Delaware REIT Series                             (24.0) (24.0)    N/A     N/A    N/A      4.4     5/1/98
Delaware Select Growth                            16.2   16.2     0.5     9.8    N/A     10.1     5/3/99
Delaware Small Cap Value Series                  (11.0) (11.0)    3.8     N/A    N/A     10.0   12/27/93
Delaware Social Awareness Series                  (8.7)  (8.7)   20.3    17.8    N/A     17.5     5/1/97
Delaware Trend Series                            (12.4) (12.4)   13.5    13.6    N/A     15.5   12/27/93
AIM V.I. Cap Appreciation Fund                   (21.8) (21.8)   11.1    14.7    N/A     14.2     5/5/93
AIM V.I. Growth Fund                             (27.6) (27.6)    7.8     9.3    N/A      9.8     5/5/93
AIM V.I. International Equity Fund               (16.0) (16.0)   11.8    14.0    N/A     15.4     5/5/93
AIM V.I. Value Fund                              (21.8) (21.8)   11.1    14.7    N/A     14.2     5/5/93
Alliance Growth                                  (19.0) (19.0)   10.5    16.8    N/A     19.2    9/15/94
Alliance Growth & Income                          11.7   11.7    13.1    17.4    N/A     13.1    1/14/91
Alliance Premier Growth                          (18.1) (18.1)   15.5    19.5    N/A     18.1    6/26/92
Alliance Technology                              (23.0) (23.0)   28.8     N/A    N/A     19.4    1/11/96
AFIS Global Small Cap                            (17.9) (17.9)    N/A     N/A    N/A     18.2    4/30/98
AFIS Growth                                        2.8    2.8    28.4    24.6   20.2     16.8     2/8/84
AFIS Growth-Income                                 6.2    6.2    12.5    14.2   13.7     13.2     2/8/84
AFIS International                               (23.3) (23.3)   16.4    14.3   11.7     10.3     5/1/90
Deutsche VIT Equity 500 Index Fund               (10.7) (10.7)   10.2     N/A    N/A      9.9    10/1/97
Fidelity VIP Equity-Income Portfolio               6.4    6.4     6.7    11.4   15.1     11.3    10/9/86
Fidelity VIP Growth Portfolio                    (12.7) (12.7)   17.2    17.0   17.8     14.2    10/9/86
Fidelity VIP Overseas Portfolio                  (20.7) (20.7)    7.1     8.3    7.2      6.4    1/28/87
Fidelity VIP III Growth Opportunities Portfolio  (18.7) (18.7)    0.5     8.5    N/A     11.9     1/3/95
Lincoln National Bond Fund                         9.1    9.1     3.8     3.9    6.1      8.5   12/28/81
Lincoln National Money Market Fund                 4.3    4.3     3.6     3.5    3.0      4.8     1/7/82
MFS(R) Emerging Growth Series                    (21.1) (21.1)   21.6    19.9    N/A     21.5    7/24/95
MFS(R) Research Series                            (6.7)  (6.7)   11.2    14.3    N/A     15.0    7/26/95
MFS(R) Total Return Series                        13.9   13.9     8.3    11.2    N/A     13.4     1/3/95
MFS(R) Utilities Series                            5.1    5.1    16.1    18.7    N/A     20.7     1/3/95
Newport Tiger Fund, Variable Series              (17.0) (17.0)    8.1    (1.3)   N/A      1.2     5/1/95
Templeton Growth                                  (0.2)  (0.2)    8.3    11.0    N/A      9.9    3/15/94
Templeton International                           (4.0)  (4.0)    7.7    11.3    N/A     11.1     5/1/92
Templeton Mutual Shares                           11.4   11.4     7.0     N/A    N/A      9.6    11/1/96
Templeton Small Cap                              (16.2) (16.2)   16.2    17.1    N/A     17.0   10/31/95

The performance figures above do not reflect the cost of the Income4Life Solu-tion.

B. Non-Standard Performance Data (adjusted for contract expense charges):

Period Ending December 31, 2000


                                                                      As if
Subaccount           YTD     1-year  3-year  5-year  10-year Lifetime Commenced
-------------------------------------------------------------------------------
Delaware Growth &
 Income Series         9.20%   9.20%   4.20% 11.48%   12.50%    9.46%  7/28/88
Delaware High Yield
 Series              (17.96) (17.96)  (9.06) (1.55)    5.45            7/28/88
Delaware Emerging
 Markets Series      (25.14) (25.14) (10.40)    NS       NS   (11.84)   5/1/97
Delaware REIT
 Series               28.81   28.81      NS     NS       NS     3.75    5/1/98
Delaware Select
 Growth Series       (24.17) (24.17)     NS     NS       NS     4.10    5/3/99
Delaware SmallCap
 Value Series         15.92   15.92    0.26   9.52       NS     9.81  12/27/93
Delaware Social
 Awareness Series    (11.20) (11.20)   3.58     NS       NS     9.77    5/1/97
Delaware Trend
 Series               (8.89)  (8.89)  20.03  17.49       NS    17.18  12/27/93
AIM V.I. Cap
 Appreciation Fund   (12.59) (12.59)  13.24  13.31       NS    15.18    5/5/93
AIM V.I. Growth
 Fund                (21.99) (21.99)  10.84  14.45       NS    13.93    5/5/93
AIM V.I.
 International
 Equity Fund         (27.79) (27.79)   7.56   8.98       NS     9.51    5/5/93
AIM V.I. Value Fund  (16.26) (16.26)  11.49  13.67       NS    15.10    5/5/93
Alliance Growth      (19.22) (19.22)  10.23  16.47       NS    18.87   9/15/94
Alliance Growth &
 Income               11.47   11.47   12.86  17.09       NS    12.86   1/14/91
Alliance Premier
 Growth              (18.35) (18.35)  15.26  19.22       NS    17.76   6/26/92
Alliance Technology  (23.15) (23.15)  28.47     NS       NS    19.15   1/11/96
AFIS Global Small
 Cap                 (18.12) (18.12)     NS     NS       NS    17.92   4/30/98
AFIS Growth            2.51    2.51   28.04  24.29    19.89    16.47    2/8/84
AFIS Growth-Income     5.93    5.93   10.22  13.90    13.40    12.95    2/8/84
AFIS International   (23.53) (23.53)  16.14  13.99    11.45    10.07    5/1/90
Deutsche VIT Equity
 500 Index Fund      (10.95) (10.95)   9.96     NS       NS     9.63   10/1/97
Fidelity VIP
 Equity-Income
 Portfolio             6.12    6.12    6.45  11.08    14.84    10.97   10/9/86
Fidelity VIP Growth
 Portfolio           (12.95) (12.95)  16.89  16.72    17.46    13.89   10/9/86
Fidelity VIP
 Overseas Portfolio  (20.87) (20.87)   6.81   8.06     6.94     6.11   1/28/87
Fidelity VIP II
 Growth
 Opportunities       (18.87) (18.87)   0.30   8.24       NS    11.59    1/3/95
Lincoln National
 Bond Fund             8.80    8.80    3.55   3.62     5.84           12/28/81
Lincoln National
 Money Market          4.08    4.08    3.33   3.23     2.77     4.51    1/7/82
MFS Emerging Growth
 Series              (21.31) (21.31)  21.30  19.57       NS    21.19   7/24/95
MFS Research Series   (6.90)  (6.90)  10.89  14.01       NS    14.75   7/26/95
MFS Total Return
 Series               13.63   13.63    8.05  10.91       NS    13.12    1/3/95
MFS Utilities
 Series                4.85    4.85   15.78  18.36       NS    20.44    1/3/95
Liberty Newport
 Tiger Fund,
 Variable Series     (17.23) (17.23)   7.79  (1.50)      NS     0.91    5/1/95
Templeton Growth      (0.43)  (0.43)   7.99  10.73       NS     9.62   3/15/94
Templeton
 International        (4.21)  (4.21)   7.47  11.01       NS    10.82    5/1/92
Templeton Mutual
 Shares               11.13   11.13    6.71     NS       NS     9.28   11/1/96
Templeton Small Cap  (16.38) (16.38)  15.94  16.84       NS    16.69  10/31/95

The performance figures shown reflect the cost of Income4Life Solution.

Market Value Adjustment

The following example illustrates the
detailed calculations for a $50,000
deposit into the fixed account with a
guaranteed rate of 4.5% for a dura-
tion of five years. The intent of the
example is to show the effect of the
"MVA" and the 3% minimum guarantee
under various interest rates on the
calculation of the cash surrender
(withdrawal) values. Any charges for
optional death

benefit risks are not taken into ac-
count in the example. The effect of
the MVA is reflected in the index
rate factor in column (2) and the
minimum 3% guarantee is shown under
column (4) under the "Surrender Value
Calculation". The "Market Value Ad-
justment Tables" and "Minimum Value
Calculation" contain the explicit
calculation of the index factors and
the 3% minimum guarantee respective-
ly.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES

      Single Premium............................... $50,000
      Premium Taxes................................ None
      Withdrawals.................................. None
      Guaranteed Period............................ 5 years
      Guaranteed Interest Rate..................... 4.50%
      Annuity Date................................. Age 70
      Index Rate A................................. 5.00%
      Index Rate B................................. 6.00% End of contract year 1
                                                    5.50% End of contract year 2
                                                    5.00% End of contract year 3
                                                    4.00% End of contract year 4

                          SURRENDER VALUE CALCULATION

                                                                 (5)
                                       (2)      (3)              Greater
                               (1)     Index    Adjusted (4)     of      (6)       (7)
                               Annuity Rate     Annuity  Minimum (3) &   Surrender Surrender
      Contract Year            Value   Factor   Value    Value   (4)     Charge    Value
      -------------            ------- -------- -------- ------- ------- --------- ---------
      1....................... $52,250 0.962795 $50,306  $51,500 $51,500  $3,000    $48,500
      2....................... $54,601 0.985849 $53,829  $53,045 $53,829  $3,000    $50,829
      3....................... $57,058 1.000000 $57,058  $54,636 $57,058  $2,500    $54,558
      4....................... $59,626 1.009615 $60,199  $56,275 $60,199  $2,000    $58,199
      5....................... $62,309    NA    $62,309  $57,964 $62,309  $1,500    $60,809

                           ANNUITY VALUE CALCULATION

      Contract Year
      -------------
      1............................................... $50,000 X 1.045 = $52,250
      2............................................... $52,250 X 1.045 = $54,601
      3............................................... $54,601 X 1.045 = $57,058
      4............................................... $57,058 X 1.045 = $59,626
      5............................................... $59,626 X 1.045 = $62,309

                        INTEREST RATE FACTOR CALCULATION

                                                        Index Index
      Contract Year                                     A     B     N   Result
      -------------                                     ----- ----- --- --------
      1................................................ 5.00% 6.00%  4  0.962795
      2................................................ 5.00% 5.50%  3  0.985849
      3................................................ 5.00% 5.00%  2  1.000000
      4................................................ 5.00% 4.00%  1  1.009615
      5................................................ 5.00%  N/A  N/A   N/A

                           MINIMUM VALUE CALCULATION

      Contract Year
      -------------
      1................................................ $50,000 X 1.03 = $51,500
      2................................................ $51,500 X 1.03 = $53,045
      3................................................ $53,045 X 1.03 = $54,636
      4................................................ $54,636 X 1.03 = $56,275
      5................................................ $56,275 X 1.03 = $57,964

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) select-ed. In order to determine the amount of variable annuity payouts, LNY makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed invest-ment return at the rate of 3%, 4% or 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the con-tract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity se-lected and the age of the annuitant at the annuity commencement date. The as-sumed interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or in-crease more slowly.

LNY will use sex distinct annuity tables in the contracts, except for those contracts associated with employer sponsored plans and where prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appro-priate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbi-trary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a) The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b) A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Income4Life Solution options for Non-qualified contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date 14 days prior to the initial regu-lar income date, less any applicable premium taxes, and each regular income payment date thereafter; (2) the annuity factor for the Income4Life Solution option selected; and (3) the investment results of the fixed and/or variable sub-accounts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed in-vestment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of the valuation date 14 days prior to the initial regular income payment date, less any premium taxes, by 1000 and multiplying this result by the Income4Life Solution annuity factor for the option selected.

The annuity factors vary according to the Income4Life Solution option select-ed, the length of the liquidity period and the age and gender of the annuitant as of the date the initial regular income payment is calculated. The assumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate, regardless of whether the account value is invested in fixed or variable sub-accounts.

If the actual net investment rate (annualized) for the contract whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slow-ly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period each subsequent regular income payment is deter-mined by dividing the account value as of the valuation date 14 days prior to the regular income payment due date by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. At the end of the liquidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be calculated using annuity units as described in the Variable annuity payouts section above.

Income4Life Solution options for IRA contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the Income4Life Solution option selected; and (3) the investment results of the fixed and/or variable sub-accounts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed in-vestment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income pay-ment date by 1000 and multiplying this result by the Income4Life Solution an-nuity factor for the option selected.

The annuity factor will vary according to the Income4Life Solution option se-lected, the length of the liquidity period and the age and gender of the annu-itant as of the date the initial regular income payment is calculated. The as-sumed interest rate is the measuring point for subsequent regular income pay-ment. Regular income payments will be adjusted at the beginning of each calen-dar year during the liquidity period, regardless of whether the account value is invested in fixed or variable sub-accounts. After the liquidity period each subsequent regular income payment will be adjusted.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slow-ly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period, the first regular income payment made in the cal-endar year will be determined by dividing the account value as of December 31 of the year prior to the regular income payment by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year.

At the end of the liquidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be calculated using annuity units as described in the Variable annuity payouts section above. This will result in the regular income payment then fluctuating with each subsequent regular income payment.

Proof of age, sex and survival
LNY may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Advertising and sales
literature

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affect-ing the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantita-tive and qualitative review of each company. A.M. Best also provides certain rankings, to which LNY intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It mea-sures performance of equity securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international di-versification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 coun-tries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office net-work.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, includ-ing reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive sta-tistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable con-tracts.

Standard & Poor's 500 Index is a broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one mar-ket maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including Ameri-can Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corpo-rate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by mar-ket capitalization.

Lehman Brothers Government/Corporate Bond Index is a measurement of the move-ment of approximately 4,200 corporate, publicly traded, fixed-rate, noncon-vertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index is composed of all bonds covered by the Lehman Broth-ers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index is an index of high yield debt securi-ties. High yield securities are those below the top four quality rating cate-gories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than in-vestment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Is-sues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index is a market capitaliza-tion weighted index composed of companies representative of the market struc-ture of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index is an arithmetic, market value-weighted average of the performance of securities listed on the stock ex-changes of the following Pacific Basin Countries: Australia, Hong Kong, Malay-sia, New Zealand and Singapore.

Nareit Equity Reit Index is all of the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index is a market capitaliza-tion weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ita-ly, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index -- Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecu-tive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400) consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and tele-phone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, LNY intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed ac-count; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding LNY, performance of the subaccounts and advertisement literature.


Additional Services

Dollar Cost Averaging (DCA)

You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at any-time before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or MVA which may apply to transfers. We reserve the right to dis-continue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)

AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS pro-gram at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Not-withstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Sec-tion 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applica-ble surrender charges on those withdrawals. See Charges and other deductions-- Surrender charge.

Portfolio Rebalancing

Portfolio Rebalancing is an option, which, if elected by the contractowner, re-stores to a pre-determined level the percentage of the contract value, allo-cated to each variable subaccount. This pre-determined level will be the allo-cation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to our servicing office. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-an-nual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers exe-cuted outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modi-fies the account balance within each variable subaccount may also cause termi-nation of the portfolio rebalancing program. Any such termination will be con-firmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available follow-ing the annuity commencement date.

Cross Reinvestment Program

Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to our servicing office or by telephone if we have your tele-phone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for pur-poses of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $100 billion and annual consolidated revenues of $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

LNY's Customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which LNY serves. As of the date of this SAI, LNY was serving over 400 employer con-tracts and more than 149,000 individuals.

LNY's Assets, Size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its as-sets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2000 LNY had statutory admitted assets are over $2 bil-lion.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to re-place shares of any fund with another investment, that fund may have to liqui-date securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

The financial statements for the VAA and the statutory-basis financial state-ments of LNY appear on the following pages.

Lincoln Life & Annuity Variable Annuity Account N

Statement of assets and liability

December 31, 2000


                                      AIM V.I.                AIM V.I.
                                      Capital      AIM V.I.   International AIM V.I.
                                      Appreciation Growth     Equity        Value
                          Combined    Subaccount   Subaccount Subaccount    Subaccount
--------------------------------------------------------------------------------------
Assets
 Investments at Market--
  Affiliated (Cost
  $5,786,924)             $ 5,563,735 $     --     $     --   $     --      $     --
 Investments at Market--
  Unaffiliated (Cost
  $8,462,623)               7,730,873  409,165      429,432    109,289       634,122
------------------------  ----------- --------     --------   --------      --------
Total Investments          13,294,608  409,165      429,432    109,289       634,122
Liability--Payable to
 Lincoln Life & Annuity
 Company of New York            1,537       48           51         13            73
------------------------  ----------- --------     --------   --------      --------
NET ASSETS                $13,293,071 $409,117     $429,381   $109,276      $634,049
------------------------  =========== ========     ========   ========      ========
Percent of net assets         100.00%    3.08%        3.23%      0.82%         4.77%
------------------------  =========== ========     ========   ========      ========
Net assets are
 represented by:
 Lincoln Choice Plus
  (1.40% M&E)
 . Units in accumulation
   period                               43,962       51,188     11,808        70,289
 . Unit value                         $  9.234     $  8.330   $  8.980      $  8.972
                                      --------     --------   --------      --------
 . Value in accumulation
   period                              405,947      426,435    106,058       630,653
 Lincoln Choice Plus
  Access (1.40% M&E)
 . Annuity reserve units                   200          200        200           200
 . Unit value                         $  7.930     $  7.370   $  8.051      $  8.495
                                      --------     --------   --------      --------
 . Annuity reserves                      1,586        1,474      1,610         1,699
 Lincoln Choice Plus
  Access (1.65% M&E)
 . Units in accumulation
   period                                  200          200        200           200
 . Unit value                         $  7.921     $  7.361   $  8.042      $  8.486
                                      --------     --------   --------      --------
 . Value in accumulation
   period                                1,584        1,472      1,608         1,697
                                      --------     --------   --------      --------
NET ASSETS                            $409,117     $429,381   $109,276      $634,049
------------------------              ========     ========   ========      ========
                          Liberty
                          Colonial    DGPF
                          Newport     Growth and   DGPF High  DGPF Emerging
                          Tiger       Income       Yield      Markets       DGPF REIT
                          Subaccount  Subaccount   Subaccount Subaccount    Subaccount
--------------------------------------------------------------------------------------
Assets
 Investments at Market--
  Affiliated (Cost
  $5,786,924)             $        -- $106,947     $ 52,915   $  7,224      $ 59,361
 Investments at Market--
  Unaffiliated (Cost
  $8,462,623)                  57,226       --           --         --            --
------------------------  ----------- --------     --------   --------      --------
Total Investments              57,226  106,947       52,915      7,224        59,361
Liability--Payable to
 Lincoln Life & Annuity
 Company of New York                7       12            6          1             7
------------------------  ----------- --------     --------   --------      --------
NET ASSETS                $    57,219 $106,935     $ 52,909   $  7,223      $ 59,354
------------------------  =========== ========     ========   ========      ========
Percent of net assets           0.43%    0.80%        0.40%      0.05%         0.45%
------------------------  =========== ========     ========   ========      ========
Net assets are
 represented by:
 Lincoln Choice Plus
  (1.40% M&E)
 . Units in accumulation
   period                       5,803    9,479        5,841        814         5,077
 . Unit value             $     9.287 $ 11.280     $  9.055   $  8.854      $ 11.688
                          ----------- --------     --------   --------      --------
 . Value in accumulation
   period                      53,917  106,935       52,909      7,223        59,354
 Lincoln Choice Plus
  Access (1.40% M&E)
 . Annuity reserve units          200       --           --         --            --
 . Unit value             $     8.258 $     --     $     --   $     --      $     --
                          ----------- --------     --------   --------      --------
 . Annuity reserves             1,652       --           --         --            --
 Lincoln Choice Plus
  Access (1.65% M&E)
 . Units in accumulation
   period                         200       --           --         --            --
 . Unit value             $     8.249 $     --     $     --   $     --      $     --
                          ----------- --------     --------   --------      --------
 . Value in accumulation
   period                       1,650       --           --         --            --
                          ----------- --------     --------   --------      --------
NET ASSETS                $    57,219 $106,935     $ 52,909   $  7,223      $ 59,354
------------------------  =========== ========     ========   ========      ========

See accompanying notes.


            AVPSF      AVPSF
AVPSF       Growth &   Premier    AVPSF      AFIS Global                               AFIS          Deutsche VIT
Growth      Income     Growth     Technology Small Cap     AFIS Growth   AFIS Growth-  International Equity 500
Class B     Class B    Class B    Class B    Class 2       Class 2       Income Class  Class 2       Index
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    2 Subaccount  Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------
$     --    $     --   $     --   $     --   $    --       $       --    $     --      $     --      $     --
 223,454     325,332    484,892    595,049    20,214        1,042,079     331,087       186,892       203,365
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 223,454     325,332    484,892    595,049    20,214        1,042,079     331,087       186,892       203,365
      26          38         56         71         2              122          38            21            24
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$223,428    $325,294   $484,836   $594,978   $20,212       $1,041,957    $331,049      $186,871      $203,341
========    ========   ========   ========   =======       ==========    ========      ========      ========
   1.68%       2.45%      3.65%      4.48%     0.15%            7.84%       2.49%         1.41%         1.53%
========    ========   ========   ========   =======       ==========    ========      ========      ========
  24,431      30,066     56,002     77,193     1,999          104,573      31,378        21,383        21,256
$  9.012    $ 10.679   $  8.602   $  7.673   $ 8.447       $    9.929    $ 10.416      $  8.591      $  9.395
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 220,208     321,102    481,742    592,319    16,914        1,038,365     326,873       183,737       199,744
     200         200        200        200       200              200         200           200           200
$  8.056    $ 10.485   $  7.740   $  6.651   $ 8.250       $    8.983    $ 10.447      $  7.838      $  8.997
--------    --------   --------   --------   -------       ----------    --------      --------      --------
   1,611       2,097      1,548      1,330     1,650            1,797       2,089         1,568         1,799
     200         200        200        200       200              200         200           200           200
$  8.047    $ 10.474   $  7.731   $  6.644   $ 8.241       $    8.974    $ 10.437      $  7.829      $  8.988
--------    --------   --------   --------   -------       ----------    --------      --------      --------
   1,609       2,095      1,546      1,329     1,648            1,795       2,087         1,566         1,798
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$223,428    $325,294   $484,836   $594,978   $20,212       $1,041,957    $331,049      $186,871      $203,341
========    ========   ========   ========   =======       ==========    ========      ========      ========
                                                           DGPF
DGPF                   DGPF                  DGPF Emerging Growth and    DGPF          DGPF          DGPF
Select      DGPF Small Social                Markets       Income        High Yield    REIT          Select Growth
Growth      Cap Value  Awareness  DGPF Trend Service Class Service Class Service Class Service Class Service Class
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------
$402,342    $ 48,475   $  1,888   $609,097   $ 3,330       $    4,656    $  3,609      $  4,313      $  3,026
      --          --         --         --        --               --          --            --            --
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 402,342      48,475      1,888    609,097     3,330            4,656       3,609         4,313         3,026
      48           6         --         72         1                1          --             1            --
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$402,294    $ 48,469   $  1,888   $609,025   $ 3,329       $    4,655    $  3,609      $  4,312      $  3,026
========    ========   ========   ========   =======       ==========    ========      ========      ========
   3.03%       0.36%      0.01%      4.58%     0.03%            0.04%       0.03%         0.03%         0.02%
========    ========   ========   ========   =======       ==========    ========      ========      ========
  45,119       4,184        200     65,788        --               --          --            --            --
$  8.916    $ 11.584   $  9.352   $  9.257   $    --       $       --    $     --      $     --      $     --
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 402,294      48,469      1,888    609,025        --               --          --            --            --
      --          --         --         --       200              200         200           200           200
$     --    $     --   $     --   $     --   $ 8.269       $   11.574    $  8.964      $ 10.721      $  7.508
--------    --------   --------   --------   -------       ----------    --------      --------      --------
      --          --         --         --     1,677            2,343       1,818         2,170         1,526
      --          --         --         --       200              200         200           200           200
$     --    $     --   $     --   $     --   $ 8.260       $   11.562    $  8.955      $ 10.710      $  7.500
--------    --------   --------   --------   -------       ----------    --------      --------      --------
      --          --         --         --     1,652            2,312       1,791         2,142         1,500
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$402,294    $ 48,469   $  1,888   $609,025   $ 3,329       $    4,655    $  3,609      $  4,312      $  3,026
========    ========   ========   ========   =======       ==========    ========      ========      ========

Lincoln Life & Annuity Variable Annuity Account N

December 31, 2000



                          DGPF Small    DGPF Social
                          Cap           Awareness     DGPF Trend    Fidelity VIP  Fidelity VIP
                          Service Class Service Class Service Class Equity Income Growth
                          Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------
Assets
 Investments at Market--
  Affiliated (Cost
  $5,786,924)             $  4,770      $  3,543      $  3,127      $     --      $     --
 Investments at Market--
  Unaffiliated (Cost
  $8,462,623)                   --            --            --       210,856       442,693
------------------------  --------      --------      --------      --------      --------
Total Investments            4,770         3,543         3,127       210,856       442,693
Liability--Payable to
 Lincoln Life & Annuity
 Company of New York             1             1            --            24            52
------------------------  --------      --------      --------      --------      --------
NET ASSETS                $  4,769      $  3,542      $  3,127      $210,832      $442,641
------------------------  ========      ========      ========      ========      ========
Percent of net assets        0.04%         0.03%         0.02%         1.59%         3.33%
------------------------  ========      ========      ========      ========      ========
Net assets are
 represented by:
 Lincoln Choice Plus
  (1.40% M&E)
 . Units in accumulation
   period                       --            --            --        19,521        47,187
 . Unit value             $     --      $     --      $     --      $ 10.800      $  9.381
                          --------      --------      --------      --------      --------
 . Value in accumulation
   period                       --            --            --       210,832       442,641
 Lincoln Choice Plus
  Access (1.40% M&E)
 . Annuity reserve units       200           200           200            --            --
 . Unit value             $ 11.861      $  8.797      $  7.761      $     --      $     --
                          --------      --------      --------      --------      --------
 . Annuity reserves          2,400         1,759         1,552            --            --
 Lincoln Choice Plus
  Access (1.65% M&E)
 . Units in accumulation
   period                      200           200           200            --            --
 . Unit value             $ 11.847      $  8.788      $  7.752      $     --      $     --
                          --------      --------      --------      --------      --------
 . Value in accumulation
   period                    2,369         1,783         1,575            --            --
                          --------      --------      --------      --------      --------
NET ASSETS                $  4,769      $  3,542      $  3,127      $210,832      $442,641
------------------------  ========      ========      ========      ========      ========

                                                                    MFS Emerging  MFS
                          MFS Total                                 Growth        Total Return
                          Return        MFS Utilities MFS Research  Service Class Service Class
                          Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------
Assets
 Investments at Market--
  Affiliated (Cost
  $5,786,924)             $     --      $     --      $     --      $     --      $     --
 Investments at Market--
  Unaffiliated (Cost
  $8,462,623)              333,833       456,950       292,686         3,292         4,484
------------------------  --------      --------      --------      --------      --------
Total Investments          333,833       456,950       292,686         3,292         4,484
Liability--Payable to
 Lincoln Life & Annuity
 Company of New York            38            53            34            --             1
------------------------  --------      --------      --------      --------      --------
NET ASSETS                $333,795      $456,897      $292,652      $  3,292      $  4,483
------------------------  ========      ========      ========      ========      ========
Percent of net assets        2.51%         3.44%         2.20%         0.02%         0.03%
------------------------  ========      ========      ========      ========      ========
Net assets are
 represented by:
 Lincoln Choice Plus
  (1.40% M&E)
 Units in accumulation
  period                    29,780        42,189        30,691            --            --
 Unit value               $ 11.209      $ 10.830      $  9.535      $     --      $     --
                          --------      --------      --------      --------      --------
 Value in accumulation
  period                   333,795       456,897       292,652            --            --
 Lincoln Choice Plus
  Access (1.40% M&E)
 Annuity reserve units          --            --            --           200           200
 Unit value               $     --      $     --      $     --      $  8.172      $ 11.145
                          --------      --------      --------      --------      --------
 Annuity reserves               --            --            --         1,634         2,229
 Lincoln Choice Plus
  Access (1.65% M&E)
 Units in accumulation
  period                        --            --            --           200           200
 Unit value               $     --      $     --      $     --      $  8.163      $ 11.133
                          --------      --------      --------      --------      --------
 Value in accumulation
  period                        --            --            --         1,658         2,254
                          --------      --------      --------      --------      --------
NET ASSETS                $333,795      $456,897      $292,652      $  3,292      $  4,483
------------------------  ========      ========      ========      ========      ========

See accompanying notes.


                 Fidelity        Fidelity                      Fidelity      Fidelity VIP
                 VIP Equity      VIP Growth    Fidelity        VIP III       III Growth      LN                    MFS
Fidelity VIP     Income          Service       VIP Overseas    Growth        Opportunities   Money      LN         Emerging
Overseas         Service Class 2 Class 2       Service Class 2 Opportunities Service Class 2 Market     Bond       Growth
Subaccount       Subaccount      Subaccount    Subaccount      Subaccount    Subaccount      Subaccount Subaccount Subaccount
-------------------------------------------------------------------------------------------------------------------
$       --       $    --         $     --      $     --        $    --       $     --        $3,504,334 $740,778   $     --
    69,468         4,375            3,368         3,465         36,387          3,418                --       --    334,819
----------       -------         --------      --------        -------       --------        ---------- --------   --------
    69,468         4,375            3,368         3,465         36,387          3,418         3,504,334  740,778    334,819
         8             1               --            --              4             --               395       85         39
----------       -------         --------      --------        -------       --------        ---------- --------   --------
$   69,460       $ 4,374         $  3,368      $  3,465        $36,383       $  3,418        $3,503,939 $740,693   $334,780
==========       =======         ========      ========        =======       ========        ========== ========   ========
     0.52%         0.03%            0.03%         0.03%          0.27%          0.03%            26.35%    5.57%      2.52%
==========       =======         ========      ========        =======       ========        ========== ========   ========
     7,463            --               --            --          3,895             --           339,773   66,954     36,727
$    9.305       $    --         $     --      $     --        $ 9.340       $     --        $   10.300 $ 10.999   $  9.115
----------       -------         --------      --------        -------       --------        ---------- --------   --------
    69,460            --               --            --         36,383             --         3,499,825  736,420    334,780
        --           200              200           200             --            200               200      200         --
$       --       $10.875         $  8.362      $  8.606        $    --       $  8.488        $   10.223 $ 10.619   $     --
----------       -------         --------      --------        -------       --------        ---------- --------   --------
        --         2,175            1,672         1,721             --          1,698             2,045    2,124         --
        --           200              200           200             --            200               200      200         --
$       --       $10.863         $  8.353      $  8.597        $    --       $  8.478        $   10.214 $ 10.608   $     --
----------       -------         --------      --------        -------       --------        ---------- --------   --------
        --         2,199            1,696         1,744             --          1,720             2,069    2,149         --
----------       -------         --------      --------        -------       --------        ---------- --------   --------
$   69,460       $ 4,374         $  3,368      $  3,465        $36,383       $  3,418        $3,503,939 $740,693   $334,780
==========       =======         ========      ========        =======       ========        ========== ========   ========
                                 FTVIPT                        FTVIPT        FTVIPT
                                 Templeton                     Templeton     Templeton
                                 Mutual Shares FTVIPT          Growth        International
MFS Utilities    MFS Research    Securities    Templeton Small Securities    Securities
Service Class    Service Class   Class 2       Cap Class 2     Class 2       Class 2
Subaccount       Subaccount      Subaccount    Subaccount      Subaccount    Subaccount
------------------------------------------------------------------------------
$       --       $    --         $     --      $     --        $    --       $     --
     3,988         3,555          101,369       146,302         16,020        207,947
----------       -------         --------      --------        -------       --------
     3,988         3,555          101,369       146,302         16,020        207,947
         1            --               12            17              2             24
----------       -------         --------      --------        -------       --------
$    3,987       $ 3,555         $101,357      $146,285        $16,018       $207,923
==========       =======         ========      ========        =======       ========
     0.03%         0.03%            0.76%         1.10%          0.12%          1.56%
==========       =======         ========      ========        =======       ========
        --            --            8,797        15,518          1,132         19,408
$       --       $    --         $ 11.024      $  9.217        $10.514       $ 10.512
----------       -------         --------      --------        -------       --------
        --            --           97,013       143,067         11,934        204,051
       200           200              200           200            200            200
$    9.910       $ 8.828         $ 10.863      $  8.050        $10.215       $  9.685
----------       -------         --------      --------        -------       --------
     1,982         1,766            2,173         1,610          2,043          1,937
       200           200              200           200            200            200
$    9.899       $ 8.819         $ 10.853      $  8.041        $10.204       $  9.675
----------       -------         --------      --------        -------       --------
     2,005         1,789            2,171         1,608          2,041          1,935
----------       -------         --------      --------        -------       --------
$    3,987       $ 3,555         $101,357      $146,285        $16,018       $207,923
==========       =======         ========      ========        =======       ========

Lincoln Life & Annuity Variable Annuity Account N

Statement of operations

From May 12, 2000 (inception) to December 31, 2000


                                     AIM V.I.                AIM V.I.
                                     Capital      AIM V.I.   International AIM V.I.
                                     Appreciation Growth     Equity        Value
                          Combined   Subaccount   Subaccount Subaccount    Subaccount
-------------------------------------------------------------------------------------
Net Investment Income
 (Loss):
 . Dividends from
   investment income      $  55,719  $     --     $     42   $    258      $    806
 . Dividends from net
   realized gains on
   investments               59,976    10,247       14,483      6,605        28,069
 . Mortality and expense
   guarantees (M&E)
  Lincoln Choice Plus
   (1.40% M&E)              (33,661)   (1,092)      (1,325)      (364)       (2,099)
  Lincoln Choice Plus
   Access (1.40% M&E)          (495)      (13)         (13)       (13)          (13)
  Lincoln Choice Plus
   Access (1.65% M&E)          (420)      (11)         (11)       (11)          (11)
------------------------  ---------  --------     --------   --------      --------
NET INVESTMENT INCOME
 (LOSS)                      81,119     9,131       13,176      6,475        26,752
Net Realized and
 Unrealized Gain (Loss)
 on Investments:
 . Net realized gain
   (loss) on investments     (3,108)     (132)      (1,014)       (38)         (205)
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments             (954,939)  (78,538)     (95,848)   (17,828)      (86,275)
------------------------  ---------  --------     --------   --------      --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS            (958,047)  (78,670)     (96,862)   (17,866)      (86,480)
------------------------  ---------  --------     --------   --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS          $(876,928) $(69,539)    $(83,686)  $(11,391)     $(59,728)
------------------------  =========  ========     ========   ========      ========


                          Liberty
                          Colonial
                          Newport    DGPF Growth  DGPF High  DGPF Emerging
                          Tiger      and Income   Yield      Markets       DGPF REIT
                          Subaccount Subaccount   Subaccount Subaccount    Subaccount
-------------------------------------------------------------------------------------
Net Investment Income
 (Loss):
 . Dividends from
   investment income      $     518  $    524     $     --   $     --      $     --
 . Dividends from net
   realized gains on
   investments                   --        --           --         --            --
 . Mortality and expense
   guarantees (M&E)
  Lincoln Choice Plus
   (1.40% M&E)                 (221)     (271)        (220)       (32)         (171)
  Lincoln Choice Plus
   Access (1.40% M&E)           (13)       --           --         --            --
  Lincoln Choice Plus
   Access (1.65% M&E)           (11)       --           --         --            --
------------------------  ---------  --------     --------   --------      --------
NET INVESTMENT INCOME
 (LOSS)                         273       253         (220)       (32)         (171)
Net Realized and
 Unrealized Gain (Loss)
 on Investments:
 . Net realized gain
   (loss) on investments        (15)        6           (9)        --            12
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments               (7,053)    7,658       (3,297)      (264)        4,514
------------------------  ---------  --------     --------   --------      --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS              (7,068)    7,664       (3,306)      (264)        4,526
------------------------  ---------  --------     --------   --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS          $  (6,795) $  7,917     $ (3,526)  $   (296)     $  4,355
------------------------  =========  ========     ========   ========      ========


See accompanying notes.

            AVPSF      AVPSF
AVPSF       Growth &   Premier    AVPSF      AFIS Global                                AFIS          Deutsche VIT
Growth      Income     Growth     Technology Small Cap     AFIS Growth   AFIS Growth-   International Equity 500
Class B     Class B    Class B    Class B    Class 2       Class 2       Income Class 2 Class 2       Index
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    Subaccount     Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------
$       1   $    12    $     --   $      --  $    --       $     --      $   --         $     24      $    118
      210       128         109         125       --             --          --               --            --
     (702)     (885)     (1,329)     (1,847)     (50)        (2,602)       (923)            (658)         (684)
      (13)      (14)        (13)        (12)     (13)           (14)        (14)             (12)          (14)
      (11)      (13)        (11)        (11)     (11)           (12)        (13)             (11)          (12)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
     (515)     (772)     (1,244)     (1,745)     (74)        (2,628)       (950)            (657)         (592)
      (28)    1,058         (66)       (530)      (6)          (189)        (42)            (180)         (306)
  (22,600)   10,679     (53,865)   (162,443)  (2,214)       (68,506)     10,676          (26,410)      (16,014)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
  (22,628)   11,737     (53,931)   (162,973)  (2,220)       (68,695)     10,634          (26,590)      (16,320)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
$ (23,143)  $10,965    $(55,175)  $(164,718) $(2,294)      $(71,323)     $9,684         $(27,247)     $(16,912)
=========   =======    ========   =========  =======       ========      ======         ========      ========
DGPF                   DGPF                  DGPF Emerging DGPF Growth   DGPF High                    DGPF Select
Select      DGPF Small Social                Markets       and Income    Yield          DGPF REIT     Growth
Growth      Cap Value  Awareness  DGPF Trend Service Class Service Class Service Class  Service Class Service Class
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    Subaccount     Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------
$      --   $    --    $     --   $      --  $    --       $     41      $   --         $     --      $     --
       --        --          --          --       --             --          --               --            --
   (1,440)     (131)        (17)     (2,012)      --             --          --               --            --
       --        --          --          --      (13)           (15)        (13)             (14)          (13)
       --        --          --          --      (11)           (13)        (12)             (12)          (11)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
   (1,440)     (131)        (17)     (2,012)     (24)            13         (25)             (26)          (24)
     (475)        2          --        (278)      --             --          --               --            --
 (113,315)    4,225        (112)   (119,045)    (670)           615        (391)             313          (974)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
 (113,790)    4,227        (112)   (119,323)    (670)           615        (391)             313          (974)
---------   -------    --------   ---------  -------       --------      ------         --------      --------
$(115,230)  $ 4,096    $   (129)  $(121,335) $  (694)      $    628      $ (416)        $    287      $   (998)
=========   =======    ========   =========  =======       ========      ======         ========      ========

Lincoln Life & Annuity Variable Annuity Account N

From May 12, 2000 (inception) to December 31, 2000


                                                                        DGPF Small    DGPF Social
                                                                        Cap           Awareness     DGPF Trend    Fidelity VIP
                                                                        Service Class Service Class Service Class Equity Income
                                                                        Subaccount    Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                     $    --       $    --       $     --      $   --
 . Dividends from net realized gains on investments                          --            --             --          --
 . Mortality and expense guarantees (M&E)
  Lincoln Choice Plus (1.40% M&E)                                            --            --             --        (609)
  Lincoln Choice Plus Access (1.40% M&E)                                    (16)          (14)           (14)         --
  Lincoln Choice Plus Access (1.65% M&E)                                    (13)          (11)           (11)         --
------------------------------------------------------                  -------       -------       --------      ------
NET INVESTMENT INCOME (LOSS)                                                (29)          (25)           (25)       (609)
Net Realized and Unrealized Gain (Loss) on
 Investments:
 . Net realized gain (loss) on investments                                   --            --             --          33
 . Net change in unrealized appreciation or depreciation on investments     770          (458)          (873)      8,314
------------------------------------------------------                  -------       -------       --------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      770          (458)          (873)      8,347
------------------------------------------------------                  -------       -------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                             $   741       $  (483)      $   (898)     $7,738
------------------------------------------------------                  =======       =======       ========      ======


                                                                                                                  MFS Emerging
                                                                        MFS                                       Growth
                                                                        Total Return  MFS Utilities MFS Research  Service Class
                                                                        Subaccount    Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                     $    --       $    --       $     --      $   --
 . Dividends from net realized gains on investments                          --            --             --          --
 . Mortality and expense guarantees (M&E)
  Lincoln Choice Plus (1.40% M&E)                                          (841)       (1,255)          (951)         --
  Lincoln Choice Plus Access (1.40% M&E)                                     --            --             --         (14)
  Lincoln Choice Plus Access (1.65% M&E)                                     --            --             --         (11)
------------------------------------------------------                  -------       -------       --------      ------
NET INVESTMENT INCOME (LOSS)                                               (841)       (1,255)          (951)        (25)
Net Realized and Unrealized Gain (Loss) on
 Investments:
 . Net realized gain (loss) on investments                                  551           (77)          (138)         --
 . Net change in unrealized appreciation or
   depreciation on investments                                           15,609          (507)       (30,379)       (708)
------------------------------------------------------                  -------       -------       --------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   16,160          (584)       (30,517)       (708)
------------------------------------------------------                  -------       -------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                             $15,319       $(1,839)      $(31,468)     $ (733)
------------------------------------------------------                  =======       =======       ========      ======
                                                                        Fidelity VIP
                                                                        Growth
                                                                        Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                     $     --
 . Dividends from net realized gains on investments                           --
 . Mortality and expense guarantees (M&E)
  Lincoln Choice Plus (1.40% M&E)                                         (1,254)
  Lincoln Choice Plus Access (1.40% M&E)                                      --
  Lincoln Choice Plus Access (1.65% M&E)                                      --
----------------------------------------------------------------------- -------------
NET INVESTMENT INCOME (LOSS)                                              (1,254)
Net Realized and Unrealized Gain (Loss) on
 Investments:
 . Net realized gain (loss) on investments                                  (991)
 . Net change in unrealized appreciation or depreciation on investments  (43,735)
----------------------------------------------------------------------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (44,726)
----------------------------------------------------------------------- -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                             $(45,980)
----------------------------------------------------------------------- =============
                                                                        MFS Total
                                                                        Return
                                                                        Service Class
                                                                        Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                     $     --
 . Dividends from net realized gains on investments                           --
 . Mortality and expense guarantees (M&E)
  Lincoln Choice Plus (1.40% M&E)                                             --
  Lincoln Choice Plus Access (1.40% M&E)                                     (15)
  Lincoln Choice Plus Access (1.65% M&E)                                     (13)
----------------------------------------------------------------------- -------------
NET INVESTMENT INCOME (LOSS)                                                 (28)
Net Realized and Unrealized Gain (Loss) on
 Investments:
 . Net realized gain (loss) on investments                                    --
 . Net change in unrealized appreciation or
   depreciation on investments                                               484
----------------------------------------------------------------------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       484
----------------------------------------------------------------------- -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                             $    456
----------------------------------------------------------------------- =============


See accompanying notes.

                                                                               Fidelity
                                                                 Fidelity      VIP III
                 Fidelity VIP    Fidelity VIP    Fidelity VIP    VIP III       Growth          LN                    MFS
Fidelity VIP     Equity Income   Growth          Overseas        Growth        Opportunities   Money      LN         Emerging
Overseas         Service Class 2 Service Class 2 Service Class 2 Opportunities Service Class 2 Market     Bond       Growth
Subaccount       Subaccount      Subaccount      Subaccount      Subaccount    Subaccount      Subaccount Subaccount Subaccount
------------------------------------------------------------------------------------------------------------------
$       --       $  --           $   --          $     --        $    --       $   --          $19,540    $33,835    $     --
        --          --               --                --             --           --               --         --          --
      (295)         --               --                --           (116)          --           (4,240)    (2,719)       (926)
        --         (15)             (14)              (14)            --          (14)             (14)       (15)         --
        --         (13)             (11)              (11)            --          (11)             (13)       (12)         --
----------       -----           ------          --------        -------       ------          -------    -------    --------
      (295)        (28)             (25)              (25)          (116)         (25)          15,273     31,089        (926)
       (16)         --               --                --             (3)          --               --         66         (37)
    (7,127)        375             (632)             (535)        (3,155)        (582)              --     (1,885)    (42,049)
----------       -----           ------          --------        -------       ------          -------    -------    --------
    (7,143)        375             (632)             (535)        (3,158)        (582)              --     (1,819)    (42,086)
----------       -----           ------          --------        -------       ------          -------    -------    --------
$   (7,438)      $ 347           $ (657)         $   (560)       $(3,274)      $ (607)         $15,273    $29,270    $(43,012)
==========       =====           ======          ========        =======       ======          =======    =======    ========
                                 FVTIPT                          FVTIPT        FVTIPT
                                 Templeton                       Templeton     Templeton
                                 Mutual Shares   FVTIPT          Growth        International
MFS Utilities    MFS Research    Securities      Templeton Small Securities    Securities
Service Class    Service Class   Class 2         Cap Class 2     Class 2       Class 2
Subaccount       Subaccount      Subaccount      Subaccount      Subaccount    Subaccount
------------------------------------------------------------------------------
$       --       $  --           $   --          $     --        $    --       $   --
        --          --               --                --             --           --
        --          --             (309)             (453)           (26)        (592)
       (14)        (14)             (15)              (13)           (14)         (14)
       (12)        (12)             (12)              (11)           (12)         (12)
----------       -----           ------          --------        -------       ------
       (26)        (26)            (336)             (477)           (52)        (618)
        --          --                7               (63)            --           (5)
       (12)       (445)           6,318           (23,626)           548        6,333
----------       -----           ------          --------        -------       ------
       (12)       (445)           6,325           (23,689)           548        6,328
----------       -----           ------          --------        -------       ------
$      (38)      $(471)          $5,989          $(24,166)       $   496       $5,710
==========       =====           ======          ========        =======       ======

Lincoln Life & Annuity Variable Annuity Account N

Statement of changes in net assets

From May 12, 2000 (inception) to December 31, 2000



                                       AIM V.I.                AIM V.I.
                                       Capital      AIM V.I.   International AIM V.I.
                                       Appreciation Growth     Equity        Value
                          Combined     Subaccount   Subaccount Subaccount    Subaccount
---------------------------------------------------------------------------------------
Changes From Operations:
 . Net investment income
   (loss)                 $    81,119  $  9,131     $ 13,176   $  6,475      $ 26,752
 . Net realized gain
   (loss) on investments       (3,108)     (132)      (1,014)       (38)         (205)
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments               (954,939)  (78,538)     (95,848)   (17,828)      (86,275)
------------------------  -----------  --------     --------   --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS             (876,928)  (69,539)     (83,686)   (11,391)      (59,728)
Change From Unit
 Transactions:
 Accumulation Units:
 . Contract purchases      14,593,828   476,960      514,924    118,813       693,424
 . Terminated contracts
   and transfers to
   annuity reserves          (495,829)     (304)      (3,857)      (146)       (1,647)
------------------------  -----------  --------     --------   --------      --------
                           14,097,999   476,656      511,067    118,667       691,777
 Annuity Reserves:
 . Transfer from
   accumulation units &
   between subaccounts         72,000     2,000        2,000      2,000         2,000
NET INCREASE IN NET
 ASSETS RESULTING FROM
 UNIT TRANSACTIONS         14,169,999   478,656      513,067    120,667       693,777
------------------------  -----------  --------     --------   --------      --------
TOTAL INCREASE IN NET
 ASSETS                    13,293,071   409,117      429,381    109,276       634,049
------------------------  -----------  --------     --------   --------      --------
NET ASSETS AT DECEMBER
 31, 2000                 $13,293,071  $409,117     $429,381   $109,276      $634,049
------------------------  ===========  ========     ========   ========      ========



                          Liberty
                          Colonial
                          Newport      DGPF Growth  DGPF High  DGPF Emerging
                          Tiger        and Income   Yield      Markets       DGPF REIT
                          Subaccount   Subaccount   Subaccount Subaccount    Subaccount
---------------------------------------------------------------------------------------
Changes From Operations:
 . Net investment income
   (loss)                 $       273  $    253     $   (220)  $    (32)     $   (171)
 . Net realized gain
   (loss) on investments          (15)        6           (9)        --            12
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                 (7,053)    7,658       (3,297)      (264)        4,514
------------------------  -----------  --------     --------   --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS               (6,795)    7,917       (3,526)      (296)        4,355
Change From Unit
 Transactions:
 Accumulation Units:
 . Contract purchases          62,014    99,018       56,594      7,519        55,431
 . Terminated contracts
   and transfers to
   annuity reserves                --        --         (159)        --          (432)
------------------------  -----------  --------     --------   --------      --------
                               62,014    99,018       56,435      7,519        54,999
 Annuity Reserves:
 . Transfer from
   accumulation units &
   between subaccounts          2,000        --           --         --            --
NET INCREASE IN NET
 ASSETS RESULTING FROM
 UNIT TRANSACTIONS             64,014    99,018       56,435      7,519        54,999
------------------------  -----------  --------     --------   --------      --------
TOTAL INCREASE IN NET
 ASSETS                        57,219   106,935       52,909      7,223        59,354
------------------------  -----------  --------     --------   --------      --------
NET ASSETS AT DECEMBER
 31, 2000                 $    57,219  $106,935     $ 52,909   $  7,223      $ 59,354
------------------------  ===========  ========     ========   ========      ========


See accompanying notes.

            AVPSF      AVPSF
AVPSF       Growth &   Premier    AVPSF      AFIS Global                               AFIS          Deutsche VIT
Growth      Income     Growth     Technology Small Cap     AFIS Growth   AFIS Growth-  International Equity 500
Class B     Class B    Class B    Class B    Class 2       Class 2       Income Class  Class 2       Index
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    2 Subaccount  Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
$   (515)   $   (772)  $ (1,244)  $ (1,745)  $   (74)      $   (2,628)   $   (950)     $   (657)     $   (592)
     (28)      1,058        (66)      (530)       (6)            (189)        (42)         (180)         (306)
 (22,600)     10,679    (53,865)  (162,443)   (2,214)         (68,506)     10,676       (26,410)      (16,014)
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 (23,143)     10,965    (55,175)  (164,718)   (2,294)         (71,323)      9,684       (27,247)      (16,912)
 244,623     313,830    538,272    759,971    20,566        1,115,069     320,745       212,862       218,956
     (52)     (1,501)      (261)    (2,275)      (60)          (3,789)     (1,380)         (744)         (703)
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 244,571     312,329    538,011    757,696    20,506        1,111,280     319,365       212,118       218,253
   2,000       2,000      2,000      2,000     2,000            2,000       2,000         2,000         2,000
 246,571     314,329    540,011    759,696    22,506        1,113,280     321,365       214,118       220,253
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 223,428     325,294    484,836    594,978    20,212        1,041,957     331,049       186,871       203,341
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$223,428    $325,294   $484,836   $594,978   $20,212       $1,041,957    $331,049      $186,871      $203,341
========    ========   ========   ========   =======       ==========    ========      ========      ========


DGPF        DGPF       DGPF                  DGPF Emerging DGPF Growth   DGPF High                   DGPF Select
Select      Small Cap  Social                Markets       and Income    Yield         DGPF REIT     Growth
Growth      Value      Awareness  DGPF Trend Service Class Service Class Service Class Service Class Service Class
Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
$ (1,440)   $   (131)  $    (17)  $ (2,012)  $   (24)      $       13    $    (25)     $    (26)     $    (24)
    (475)          2         --       (278)       --               --          --            --            --
(113,315)      4,225       (112)  (119,045)     (670)             615        (391)          313          (974)
--------    --------   --------   --------   -------       ----------    --------      --------      --------
(115,230)      4,096       (129)  (121,335)     (694)             628        (416)          287          (998)
 520,189      44,373      2,017    732,618     2,023            2,027       2,025         2,025         2,024
  (2,665)         --         --     (2,258)       --               --          --            --            --
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 517,524      44,373      2,017    730,360     2,023            2,027       2,025         2,025         2,024
      --          --         --         --     2,000            2,000       2,000         2,000         2,000
 517,524      44,373      2,017    730,360     4,023            4,027       4,025         4,025         4,024
--------    --------   --------   --------   -------       ----------    --------      --------      --------
 402,294      48,469      1,888    609,025     3,329            4,655       3,609         4,312         3,026
--------    --------   --------   --------   -------       ----------    --------      --------      --------
$402,294    $ 48,469   $  1,888   $609,025   $ 3,329       $    4,655    $  3,609      $  4,312      $  3,026
========    ========   ========   ========   =======       ==========    ========      ========      ========

Lincoln Life & Annuity Variable Annuity Account N

From May 12, 2000 (inception) to December 31, 2000


                          DGPF Small    DGPF Social                 Fidelity      Fidelity
                          Cap           Awareness     DGPF Trend    VIP           VIP
                          Service Class Service Class Service Class Equity Income Growth
                          Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------
Changes From Operations:
 . Net investment income
   (loss)                   $    (29)     $    (25)     $    (25)     $   (609)     $ (1,254)
 . Net realized gain
   (loss) on investments          --            --            --            33          (991)
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                   770          (458)         (873)        8,314       (43,735)
------------------------    --------      --------      --------      --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS                 741          (483)         (898)        7,738       (45,980)
Change From Unit
 Transactions:
 Accumulation Units:
 . Contract purchases          2,028         2,025         2,025       204,692       491,252
 . Terminated contracts
   and transfers to
   annuity reserves               --            --            --        (1,598)       (2,631)
------------------------    --------      --------      --------      --------      --------
                               2,028         2,025         2,025       203,094       488,621
 Annuity Reserves:
 . Transfer from
   accumulation units &
   between subaccounts         2,000         2,000         2,000            --            --
NET INCREASE IN NET
 ASSETS RESULTING FROM
 UNIT TRANSACTIONS             4,028         4,025         4,025       203,094       488,621
------------------------    --------      --------      --------      --------      --------
TOTAL INCREASE IN NET
 ASSETS                        4,769         3,542         3,127       210,832       442,641
------------------------    --------      --------      --------      --------      --------
NET ASSETS AT DECEMBER
 31, 2000                   $  4,769      $  3,542      $  3,127      $210,832      $442,641
------------------------    ========      ========      ========      ========      ========



                          MFS                                       MFS Emerging  MFS
                          Total                                     Growth        Total Return
                          Return        MFS Utilities MFS Research  Service Class Service Class
                          Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------
Changes From Operations:
 . Net investment income
   (loss)                   $   (841)     $ (1,255)     $   (951)     $    (25)     $    (28)
 . Net realized gain
   (loss) on investments         551           (77)         (138)           --            --
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments                15,609          (507)      (30,379)         (708)          484
------------------------    --------      --------      --------      --------      --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS              15,319        (1,839)      (31,468)         (733)          456
Change From Unit
 Transactions:
 Accumulation Units:
 . Contract purchases        319,535       460,744       325,054         2,025         2,027
 . Terminated contracts
   and transfers to
   annuity reserves           (1,059)       (2,008)         (934)           --            --
------------------------    --------      --------      --------      --------      --------
                             318,476       458,736       324,120         2,025         2,027
 Annuity Reserves:
 . Transfer from
   accumulation units &
   between subaccounts            --            --            --         2,000         2,000
NET INCREASE IN NET
 ASSETS RESULTING FROM
 UNIT TRANSACTIONS           318,476       458,736       324,120         4,025         4,027
------------------------    --------      --------      --------      --------      --------
TOTAL INCREASE IN NET
 ASSETS                      333,795       456,897       292,652         3,292         4,483
------------------------    --------      --------      --------      --------      --------
NET ASSETS AT DECEMBER
 31, 2000                   $333,795      $456,897      $292,652      $  3,292      $  4,483
------------------------    ========      ========      ========      ========      ========

See accompanying notes.

               Fidelity        Fidelity        Fidelity        Fidelity      Fidelity
               VIP             VIP             VIP             VIP III       VIP III Growth  LN                     MFS
Fidelity VIP   Equity Income   Growth          Overseas        Growth        Opportunities   Money       LN         Emerging
Overseas       Service Class 2 Service Class 2 Service Class 2 Opportunities Service Class 2 Market      Bond       Growth
Subaccount     Subaccount      Subaccount      Subaccount      Subaccount    Subaccount      Subaccount  Subaccount Subaccount
------------------------------------------------------------------------------------------------------------------------------
$  (295)       $  (28)         $    (25)       $    (25)       $  (116)      $    (25)       $   15,273  $ 31,089   $   (926)
    (16)           --                --              --             (3)            --                --        66        (37)
 (7,127)          375              (632)           (535)        (3,155)          (582)               --    (1,885)   (42,049)
-------        ------          --------        --------        -------       --------        ----------  --------   --------
 (7,438)          347              (657)           (560)        (3,274)          (607)           15,273    29,270    (43,012)
 76,930         2,027             2,025           2,025         39,657          2,025         3,950,259   709,756    377,842
    (32)           --                --              --             --             --          (463,593)     (333)       (50)
-------        ------          --------        --------        -------       --------        ----------  --------   --------
 76,898         2,027             2,025           2,025         39,657          2,025         3,486,666   709,423    377,792
     --         2,000             2,000           2,000             --          2,000             2,000     2,000         --
 76,898         4,027             4,025           4,025         39,657          4,025         3,488,666   711,423    377,792
-------        ------          --------        --------        -------       --------        ----------  --------   --------
 69,460         4,374             3,368           3,465         36,383          3,418         3,503,939   740,693    334,780
-------        ------          --------        --------        -------       --------        ----------  --------   --------
$69,460        $4,374          $  3,368        $  3,465        $36,383       $  3,418        $3,503,939  $740,693   $334,780
=======        ======          ========        ========        =======       ========        ==========  ========   ========
                               FTVIPT                          FTVIPT        FTVIPT
                               Templeton                       Templeton     Templeton
               MFS             Mutual Shares   FTVIPT          Growth        International
MFS Utilities  Research        Securities      Templeton Small Securities    Securities
Service Class  Service Class   Class 2         Cap Class 2     Class 2       Class 2
Subaccount     Subaccount      Subaccount      Subaccount      Subaccount    Subaccount
----------------------------------------------------------------------------
$   (26)       $  (26)         $   (336)       $   (477)       $   (52)      $   (618)
     --            --                 7             (63)            --             (5)
    (12)         (445)            6,318         (23,626)           548          6,333
-------        ------          --------        --------        -------       --------
    (38)         (471)            5,989         (24,166)           496          5,710
  2,025         2,026            93,472         168,990         13,522        200,928
     --            --              (104)           (539)            --           (715)
-------        ------          --------        --------        -------       --------
  2,025         2,026            93,368         168,451         13,522        200,213
  2,000         2,000             2,000           2,000          2,000          2,000
  4,025         4,026            95,368         170,451         15,522        202,213
-------        ------          --------        --------        -------       --------
  3,987         3,555           101,357         146,285         16,018        207,923
-------        ------          --------        --------        -------       --------
$ 3,987        $3,555          $101,357        $146,285        $16,018       $207,923
=======        ======          ========        ========        =======       ========

Lincoln Life & Annuity Variable Annuity Account N

Notes to financial statements

1. Accounting Policies and Account Information
The Variable Account: Lincoln Life & Annuity Variable Annuity Account N (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products. The available contracts are as follows:

 . Lincoln Choice Plus
 . Lincoln Choice Plus Access

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of fifty two mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds:
 AIM V.I. Capital Appreciation Fund
 AIM V.I. Growth Fund
 AIM V.I. International Equity Fund
 AIM V.I. Value Fund

Alliance Variable Products Series Fund (AVPSF):
 AVPSF Growth Class B Fund
 AVPSF Growth & Income Class B Fund
 AVPSF Premier Growth Class B Fund
 AVPSF Technology Class B Fund

American Funds Insurance Series (AFIS):
 AFIS Global Small Cap Class 2 Fund
 AFIS Growth Class 2 Fund
 AFIS Growth-Income Class 2 Fund
 AFIS International Class 2 Fund

Deutsche Asset Management VIT Funds Trust (Deutsche):
 Deutsche VIT Equity 500 Index Fund

Liberty Variable Investment Trust:
 Liberty Colonial Newport Tiger Fund

Delaware Group Premium Fund (DGPF):
 DGPF Growth and Income Series
 DGPF High Yield Series
 DGPF Emerging Markets Series
 DGPF REIT Series
 DGPF Select Growth Series
 DGPF Small Cap Value Series
 DGPF Social Awareness Series
 DGPF Trend Series
 DGPF Emerging Markets Service Class Series
 DGPF Growth and Income Service Class Series
 DGPF High Yield Service Class Series
 DGPF REIT Service Class Series
 DGPF Select Growth Service Class Series
 DGPF Small Cap Service Class Series
 DGPF Social Awareness Service Class Series
 DGPF Trend Service Class Series

Fidelity Variable Insurance Products Fund:
 Fidelity VIP Equity Income Portfolio
 Fidelity VIP Growth Portfolio
 Fidelity VIP Overseas Portfolio
 Fidelity VIP Equity Income Service Class 2 Portfolio
 Fidelity VIP Growth Service Class 2 Portfolio
 Fidelity VIP Overseas Service Class 2 Portfolio

Fidelity Variable Insurance Products Fund III:
 Fidelity VIP III Growth Opportunities Portfolio
 Fidelity VIP III Growth Opportunities Service Class 2 Portfolio

Lincoln National:
 Lincoln National Money Market Fund
 Lincoln National Bond Fund

MFS Variable Insurance Trust:
 MFS Emerging Growth Series
 MFS Total Return Series
 MFS Utilities Series
 MFS Research Series
 MFS Emerging Growth Service Class Series
 MFS Total Return Service Class Series
 MFS Utilities Service Class Series
 MFS Research Service Class Series

Franklin Templeton Variable Insurance Products Trust:
 FTVIPT Templeton Mutual Shares Securities Class 2 Fund
 FTVIPT Templeton Small Cap Class 2 Fund
 FTVIPT Templeton Growth Securities Class 2 Fund
 FTVIPT Templeton International Securities Class 2 Fund

Investments in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Lincoln Life & Annuity Variable Annuity Account N

1. Accounting Policies and Account Information (continued)
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliate Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the two contract types:

 . Lincoln Choice Plus at a daily rate of .0038356% (1.40% on an annual basis) . Lincoln Choice Plus Access at a daily rate of .0038356% (1.40% on an annual basis)
 . Lincoln Choice Plus Access at a daily rate of .0045205% (1.65% on an annual basis)

In addition, no amounts were retained by the Company for contract charges or surrender charges during 2000.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln Life & Annuity Variable Annuity Account N

3. Net Assets
The following is a summary of net assets owned at December 31, 2000.

                                       AIM V.I.                   AIM V.I.
                                       Capital      AIM V.I.      International AIM V.I.
                                       Appreciation Growth        Equity        Value
                          Combined     Subaccount   Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------------------
Unit Transactions:
 Accumulation units       $14,097,999  $476,656     $511,067      $118,667      $691,777
 Annuity reserves              72,000     2,000        2,000         2,000         2,000
------------------------  -----------  --------     --------      --------      --------
                           14,169,999   478,656      513,067       120,667       693,777
Accumulated net
 investment income
 (loss)                        81,119     9,131       13,176         6,475        26,752
Accumulated net realized
 gain (loss) on
 investments                   (3,108)     (132)      (1,014)          (38)         (205)
Net unrealized
 appreciation or
 depreciation on
 investments                 (954,939)  (78,538)     (95,848)      (17,828)      (86,275)
------------------------  -----------  --------     --------      --------      --------
                          $13,293,071  $409,117     $429,381      $109,276      $634,049
                          ===========  ========     ========      ========      ========

                          Liberty
                          Colonial
                          Newport      DGPF Growth  DGPF High     DGPF Emerging
                          Tiger        and Income   Yield         Markets       DGPF REIT
                          Subaccount   Subaccount   Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------------------
Unit Transactions:
 Accumulation units       $    62,014  $ 99,018     $ 56,435      $  7,519      $ 54,999
 Annuity reserves               2,000        --           --            --            --
------------------------  -----------  --------     --------      --------      --------
                               64,014    99,018       56,435         7,519        54,999
Accumulated net
 investment income
 (loss)                           273       253         (220)          (32)         (171)
Accumulated net realized
 gain (loss) on
 investments                      (15)        6           (9)           --            12
Net unrealized
 appreciation or
 depreciation on
 investments                   (7,053)    7,658       (3,297)         (264)        4,514
------------------------  -----------  --------     --------      --------      --------
                          $    57,219  $106,935     $ 52,909      $  7,223      $ 59,354
                          ===========  ========     ========      ========      ========

                                       DGPF
                          DGPF         Social
                          Small Cap    Awareness                  Fidelity
                          Service      Service      DGPF Trend    VIP           Fidelity
                          Class        Class        Service Class Equity Income VIP Growth
                          Subaccount   Subaccount   Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------------------
Unit Transactions:
 Accumulation units       $     2,028  $  2,025     $  2,025      $203,094      $488,621
 Annuity reserves               2,000     2,000        2,000            --            --
------------------------  -----------  --------     --------      --------      --------
                                4,028     4,025        4,025       203,094       488,621
Accumulated net
 investment income
 (loss)                           (29)      (25)         (25)         (609)       (1,254)
Accumulated net realized
 gain (loss) on
 investments                       --        --           --            33          (991)
Net unrealized
 appreciation or
 depreciation on
 investments                      770      (458)        (873)        8,314       (43,735)
------------------------  -----------  --------     --------      --------      --------
                          $     4,769  $  3,542     $  3,127      $210,832      $442,641
                          ===========  ========     ========      ========      ========

                          MFS                              MFS Emerging  MFS
                          Total      MFS        MFS        Growth        Total Return
                          Return     Utilities  Research   Service Class Service Class
                          Subaccount Subaccount Subaccount Subaccount    Subaccount
--------------------------------------------------------------------------------------
Unit Transactions:
 Accumulation units       $318,476   $458,736   $324,120   $2,025        $2,027
 Annuity reserves               --         --         --    2,000         2,000
------------------------  --------   --------   --------   ------        ------
                           318,476    458,736    324,120    4,025         4,027
Accumulated net
 investment income
 (loss)                       (841)    (1,255)      (951)     (25)          (28)
Accumulated net realized
 gain (loss) on
 investments                   551        (77)      (138)      --            --
Net unrealized
 appreciation or
 depreciation on
 investments                15,609       (507)   (30,379)    (708)          484
------------------------  --------   --------   --------   ------        ------
                          $333,795   $456,897   $292,652   $3,292        $4,483
                          ========   ========   ========   ======        ======

              AVPSF Growth &  AVPSF Premier  AVPSF       AFIS              AFIS         AFIS           AFIS           Deutsche VIT
AVPSF Growth  Income          Growth         Technology  Global Small Cap  Growth       Growth-Income  International  Equity 500
Class B       Class B         Class B        Class B     Class 2           Class 2      Class 2        Class 2        Index
Subaccount    Subaccount      Subaccount     Subaccount  Subaccount        Subaccount   Subaccount     Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------     ------------
   $244,571   $312,329        $538,011       $757,696    $20,506           $1,111,280   $  319,365     $212,118       $218,253
      2,000      2,000           2,000          2,000      2,000                2,000        2,000        2,000          2,000
-----------   --------        --------       --------    -------           ----------   ----------     --------       --------
    246,571    314,329         540,011        759,696     22,506            1,113,280      321,365      214,118        220,253
       (515)      (772)         (1,244)        (1,745)       (74)              (2,628)        (950)        (657)          (592)
        (28)     1,058             (66)          (530)        (6)                (189)         (42)        (180)          (306)
    (22,600)    10,679         (53,865)      (162,443)    (2,214)             (68,506)      10,676      (26,410)       (16,014)
-----------   --------        --------       --------    -------           ----------   ----------     --------       --------
   $223,428   $325,294        $484,836       $594,978    $20,212           $1,041,957   $  331,049     $186,871       $203,341
===========   ========        ========       ========    =======           ==========   ==========     ========       ========

                                                                          DGPF
                                                         DGPF             Growth and     DGPF          DGPF          DGPF
DGPF Select  DGPF            DGPF             DGPF       Emerging Markets Income Service High Yield    REIT          Select Growth
Growth       Small Cap Value Social Awareness Trend      Service Class    Class          Service Class Service Class Service Class
Subaccount   Subaccount      Subaccount       Subaccount Subaccount       Subaccount     Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
   $517,524  $ 44,373        $  2,017         $730,360   $ 2,023          $    2,027     $    2,025    $  2,025      $  2,024
         --        --              --               --     2,000               2,000          2,000       2,000         2,000
-----------  --------        --------         --------   -------          ----------     ----------    --------      --------
    517,524    44,373           2,017          730,360     4,023               4,027          4,025       4,025         4,024
     (1,440)     (131)            (17)          (2,012)      (24)                 13            (25)        (26)          (24)
       (475)        2              --             (278)       --                  --             --          --            --
   (113,315)    4,225            (112)        (119,045)     (670)                615           (391)        313          (974)
-----------  --------        --------         --------   -------          ----------     ----------    --------      --------
   $402,294  $ 48,469        $  1,888         $609,025   $ 3,329          $    4,655     $    3,609    $  4,312      $  3,026
===========  ========        ========         ========   =======          ==========     ==========    ========      ========

             Fidelity        Fidelity        Fidelity                       Fidelity
             VIP             VIP             VIP             Fidelity       VIP III Growth  LN
Fidelity VIP Equity Income   Growth          Overseas        VIP III Growth Opportunities   Money      LN         MFS Emerging
Overseas     Service Class 2 Service Class 2 Service Class 2 Opportunities  Service Class 2 Market     Bond       Growth
Subaccount   Subaccount      Subaccount      Subaccount      Subaccount     Subaccount      Subaccount Subaccount Subaccount
------------------------------------------------------------------------------------------------------------      ------------
$    76,898  $  2,027        $  2,025        $  2,025        $39,657        $    2,025      $3,486,666 $709,423   $377,792
         --     2,000           2,000           2,000             --             2,000           2,000    2,000         --
-----------  --------        --------        --------        -------        ----------      ---------- --------   --------
     76,898     4,027           4,025           4,025         39,657             4,025       3,488,666  711,423    377,792
       (295)      (28)            (25)            (25)          (116)              (25)         15,273   31,089       (926)
        (16)       --              --              --             (3)               --              --       66        (37)
     (7,127)      375            (632)           (535)        (3,155)             (582)             --   (1,885)   (42,049)
-----------  --------        --------        --------        -------        ----------      ---------- --------   --------
$    69,460  $  4,374        $  3,368        $  3,465        $36,383        $    3,418      $3,503,939 $740,693   $334,780
===========  ========        ========        ========        =======        ==========      ========== ========   ========

                                                                                                FTVIPT
                                                                                                Templeton
                 MFS              FTVIPT Templeton      FTVIPT             FTVIPT Templeton     International
MFS Utilities    Research         Mutual Shares         Templeton Small    Growth Securities    Securities
Service Class    Service Class    Securities Class 2    Cap Class 2        Class 2              Class 2
Subaccount       Subaccount       Subaccount            Subaccount         Subaccount           Subaccount
-------------------------------------------------------------------------------------------------------------
$     2,025      $  2,026         $ 93,368              $168,451           $13,522              $  200,213
      2,000         2,000            2,000                 2,000             2,000                   2,000
-----------      --------         --------              --------           -------              ----------
      4,025         4,026           95,368               170,451            15,522                 202,213
        (26)          (26)            (336)                 (477)              (52)                   (618)
         --            --                7                   (63)               --                      (5)
        (12)         (445)           6,318               (23,626)              548                   6,333
-----------      --------         --------              --------           -------              ----------
$     3,987      $  3,555         $101,357              $146,285           $16,018              $  207,923
===========      ========         ========              ========           =======              ==========

Lincoln Life & Annuity Variable Annuity Account N

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                                 Aggregate   Aggregate
                                                 Cost of     Proceeds from
                                                 Purchases   Sales
------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund               $   490,218 $  2,383
AIM V.I. Growth Fund                                 530,661    4,367
AIM V.I. International Equity Fund                   127,494      339
AIM V.I. Value Fund                                  723,883    3,281
AVPSF Growth Class B Fund                            246,531      449
AVPSF Growth & Income Class B Fund                   353,087   39,492
AVPSF Premier Growth Class B Fund                    539,559      736
AVPSF Technology Class B Fund                        761,108    3,086
AFIS Global Small Cap Class 2 Fund                    22,502       68
AFIS Growth Class 2 Fund                           1,114,058    3,284
AFIS Growth-Income Class 2 Fund                      323,545    3,092
AFIS International Class 2 Fund                      215,436    1,954
Deutsche VIT Equity 500 Index Fund                   225,290    5,605
Liberty Colonial Newport Tiger Fund                   64,446      152
DGPF Growth and Income Series                         99,442      159
DGPF High Yield Series                                56,436      215
DGPF Emerging Markets Series                           7,488       --
DGPF REIT Series                                      55,173      338
DGPF Select Growth Series                            518,901    2,769
DGPF Small Cap Value Series                           44,291       43
DGPF Social Awareness Series                           2,000       --
DGPF Trend Series                                    730,340    1,920
DGPF Emerging Markets Service Class Series             4,000       --
DGPF Growth and Income Service Class Series            4,041       --
DGPF High Yield Service Class Series                   4,000       --
DGPF REIT Service Class Series                         4,000       --
DGPF Select Growth Service Class Series                4,000       --
DGPF Small Cap Service Class Series                    4,000       --
DGPF Social Awareness Service Class Series             4,001       --
DGPF Trend Service Class Series                        4,000       --
Fidelity VIP Equity Income Portfolio                 204,276    1,767
Fidelity VIP Growth Portfolio                        526,975   39,556
Fidelity VIP Overseas Portfolio                       76,811      200
Fidelity VIP Equity Income Service Class 2
 Portfolio                                             4,000       --
Fidelity VIP Growth Service Class 2 Portfolio          4,000       --
Fidelity VIP Overseas Service Class 2 Portfolio        4,000       --
Fidelity VIP III Growth Opportunities Portfolio       39,587       42
Fidelity VIP III Growth Opportunities Service
 Class 2 Portfolio                                     4,000       --
Lincoln National Money Market Fund                 3,981,515  477,181
Lincoln National Bond Fund                           767,558   24,961
MFS Emerging Growth Series                           377,256      351
MFS Total Return Series                              340,932   23,259
MFS Utilities Series                                 459,700    2,166
MFS Research Series                                  326,081    2,878
MFS Emerging Growth Service Class Series               4,000       --
MFS Total Return Service Class Series                  4,000       --
MFS Utilities Service Class Series                     4,000       --
MFS Research Service Class Series                      4,000       --
FTVIPT Templeton Mutual Shares Securities Class
 2 Fund                                               95,321      277
FTVIPT Templeton Small Cap Class 2 Fund              170,548      557
FTVIPT Templeton Growth Securities Class 2 Fund       15,472       --
FTVIPT Templeton International Securities Class
 2 Fund                                              202,606      987
-----------------------------------------------  ----------- --------
                                                 $14,900,569 $647,914
                                                 =========== ========

Lincoln Life & Annuity Variable Annuity Account N

5. Investments
The following is a summary of investments owned at December 31, 2000.

                                                 Net
                                     Shares      Asset  Value of    Cost of
                                     Outstanding Value  Shares      Shares
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund    13,267     $30.84 $   409,165 $   487,703
AIM V.I. Growth Fund                  17,302      24.82     429,432     525,280
AIM V.I. International Equity Fund     5,432      20.12     109,289     127,117
AIM V.I. Value Fund                   23,219      27.31     634,122     720,397
AVPSF Growth Class B Fund              8,942      24.99     223,454     246,054
AVPSF Growth & Income Class B Fund    14,108      23.06     325,332     314,653
AVPSF Premier Growth Class B Fund     15,186      31.93     484,892     538,757
AVPSF Technology Class B Fund         23,898      24.90     595,049     757,492
AFIS Global Small Cap Class 2 Fund     1,420      14.24      20,214      22,428
AFIS Growth Class 2 Fund              14,219      73.29   1,042,079   1,110,585
AFIS Growth-Income Class 2 Fund        9,425      35.13     331,087     320,411
AFIS International Class 2 Fund        9,103      20.53     186,892     213,302
Deutsche VIT Equity 500 Index Fund    14,769      13.77     203,365     219,379
Liberty Colonial Newport Tiger Fund   26,130       2.19      57,226      64,279
DGPF Growth and Income Series          6,328      16.90     106,947      99,289
DGPF High Yield Series                 8,819       6.00      52,915      56,212
DGPF Emerging Markets Series           1,145       6.31       7,224       7,488
DGPF REIT Series                       5,387      11.02      59,361      54,847
DGPF Select Growth Series             36,946      10.89     402,342     515,657
DGPF Small Cap Value Series            2,746      17.65      48,475      44,250
DGPF Social Awareness Series             128      14.79       1,888       2,000
DGPF Trend Series                     20,440      29.80     609,097     728,142
DGPF Emerging Markets Service Class
 Series                                  528       6.31       3,330       4,000
DGPF Growth and Income Service
 Class Series                            275      16.90       4,656       4,041
DGPF High Yield Service Class
 Series                                  602       6.00       3,609       4,000
DGPF REIT Service Class Series           391      11.02       4,313       4,000
DGPF Select Growth Service Class
 Series                                  278      10.88       3,026       4,000
DGPF Small Cap Service Class Series      270      17.65       4,770       4,000
DGPF Social Awareness Service Class
 Series                                  240      14.79       3,543       4,001
DGPF Trend Service Class Series          105      29.77       3,127       4,000
Fidelity VIP Equity Income
 Portfolio                             8,262      25.52     210,856     202,542
Fidelity VIP Growth Portfolio         10,142      43.65     442,693     486,428
Fidelity VIP Overseas Portfolio        3,475      19.99      69,468      76,595
Fidelity VIP Equity Income Service
 Class 2 Portfolio                       172      25.41       4,375       4,000
Fidelity VIP Growth Service Class 2
 Portfolio                                78      43.43       3,368       4,000
Fidelity VIP Overseas Service Class
 2 Portfolio                             174      19.90       3,465       4,000
Fidelity VIP III Growth
 Opportunities Portfolio               2,051      17.74      36,387      39,542
Fidelity VIP III Growth
 Opportunities Service Class 2
 Portfolio                               193      17.68       3,418       4,000
Lincoln National Money Market Fund   350,433      10.00   3,504,334   3,504,334
Lincoln National Bond Fund            62,297      11.89     740,778     742,663
MFS Emerging Growth Series            11,610      28.84     334,819     376,868
MFS Total Return Series               17,041      19.59     333,833     318,224
MFS Utilities Series                  19,387      23.57     456,950     457,457
MFS Research Series                   14,071      20.80     292,686     323,065
MFS Emerging Growth Service Class
 Series                                  114      28.82       3,292       4,000
MFS Total Return Service Class
 Series                                  229      19.56       4,484       4,000
MFS Utilities Service Class Series       169      23.57       3,988       4,000
MFS Research Service Class Series        171      20.78       3,555       4,000
FTVIPT Templeton Mutual Shares
 Securities Class 2 Fund               7,129      14.22     101,369      95,051
FTVIPT Templeton Small Cap Class 2
 Fund                                  6,921      21.14     146,302     169,928
FTVIPT Templeton Growth Securities
 Class 2 Fund                          1,169      13.70      16,020      15,472
FTVIPT Templeton International
 Securities Class 2 Fund              11,138      18.67     207,947     201,614
-----------------------------------                     ----------- -----------
                                                        $13,294,608 $14,249,547
                                                        =========== ===========

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account N

We have audited the accompanying statement of assets and liability of Lincoln Life & Annuity Variable Annuity Account N ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Growth & Income Class B, AVPSF Premier Growth Class B, AVPSF Technology Class B, American Funds Insurance Series ("AFIS") Global Small Cap Class 2, AFIS Growth Class 2, AFIS Growth-Income Class 2, AFIS International Class 2, Deutsche Asset Management VIT Funds Trust Equity 500 Index, Liberty Variable Investment Trust ("Liberty") Colonial Newport Tiger, Delaware Group Premium Fund ("DGPF") Growth and Income, DGPF High Yield, DGPF Emerging Markets, DGPF REIT, DGPF Select Growth, DGPF Small Cap Value, DGPF Social Awareness, DGPF Trend, DGPF Emerging Markets Service Class, DGPF Growth and Income Service Class, DGPF High Yield Service Class, DGPF REIT Service Class, DGPF Select Growth Service Class, DGPF Small Cap Service Class, DGPF Social Awareness Service Class, DGPF Trend Service Class, Fidelity Variable Insurance Products ("Fidelity VIP") Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Equity Income Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Overseas Service Class 2, Fidelity VIP III Growth Opportunities, Fidelity VIP III Growth Opportunities Service Class 2, Lincoln National ("LN") Money Market, LN Bond, MFS Variable Insurance Trust ("MFS") Emerging Growth, MFS Total Return, MFS Utilities, MFS Research, MFS Emerging Growth Service Class, MFS Total Return Service Class, MFS Utilities Service Class, MFS Research Service Class, Franklin Templeton Variable Insurance Products Trust ("FTVIPT Templeton") Mutual Shares Securities Class 2, FTVIPT Templeton Small Cap Class 2, FTVIPT Templeton Growth Securities Class 2 and FTVIPT Templeton International Securities Class 2) as of December 31, 2000, and the related statement of operations and statement of changes in net assets for the period from May 12, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Variable Annuity Account N at December 31, 2000, the results of their operations and changes in their net assets for the period from May 12, 2000 (inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Fort Wayne, Indiana
March 1, 2001

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000             1999
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,535,863,727   $1,482,592,831
------------------------------------------------------------
Unaffiliated common stocks                                                --          161,005
------------------------------------------------------------
Mortgage loans on real estate                                    185,143,131      197,425,386
------------------------------------------------------------
Policy loans                                                     178,943,976      177,437,149
------------------------------------------------------------
Cash and short-term investments                                   46,690,257       29,467,267
------------------------------------------------------------
Other invested assets                                                329,026          223,126
------------------------------------------------------------
Receivable for securities                                                 --        1,313,866
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,946,970,117    1,888,620,630
------------------------------------------------------------
Premiums and fees in course of collection                          6,842,032        6,578,363
------------------------------------------------------------
Accrued investment income                                         30,071,679       29,296,814
------------------------------------------------------------
Other admitted assets                                              4,803,174       38,442,338
------------------------------------------------------------
Separate account assets                                          329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  873,952,295   $  853,572,463
------------------------------------------------------------
Other policyholder funds                                         897,562,593      951,347,964
------------------------------------------------------------
Other liabilities                                                 50,144,923       25,045,378
------------------------------------------------------------
Asset valuation reserve                                           10,400,107        7,884,503
------------------------------------------------------------
Interest maintenance reserve                                              --          956,570
------------------------------------------------------------
Net transfers due from separate accounts                         (11,992,077)      (8,262,299)
------------------------------------------------------------
Separate account liabilities                                     329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,149,849,215    2,159,312,450
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding shares -- 20,000
  (owned by The Lincoln National Life Insurance Company)           2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (217,509,320)    (253,734,915)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        168,619,161      132,393,566
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------   ------------   --------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $244,426,295   $172,708,594   $1,291,566,984
------------------------------------------------------------
Net investment income                                          132,082,842    132,213,228      105,083,579
------------------------------------------------------------
Surrender and administrative charges                             2,475,660      2,401,973        2,834,073
------------------------------------------------------------
Mortality and expense charges on deposit funds                   4,872,577      2,937,632        1,980,728
------------------------------------------------------------
Amortization of interest maintenance reserve                        46,790        925,547          579,137
------------------------------------------------------------
Other revenues                                                   5,951,027      2,127,634          536,698
------------------------------------------------------------  ------------   ------------   --------------
Total revenues                                                 389,855,191    313,314,608    1,402,581,199
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               261,564,959    207,985,159    1,320,787,190
------------------------------------------------------------
Commissions                                                     13,942,948     17,665,459      274,529,390
------------------------------------------------------------
Underwriting, insurance and other expenses                      34,611,310     32,297,064       28,064,172
------------------------------------------------------------
Net transfers to separate accounts                              25,113,242     28,255,807       33,875,951
------------------------------------------------------------  ------------   ------------   --------------
Total benefits and expenses                                    335,232,459    286,203,489    1,657,256,703
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    54,622,732     27,111,119     (254,675,504)
------------------------------------------------------------
Dividends to policyholders                                       5,784,285      5,624,728        3,375,629
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  48,838,447     21,486,391     (258,051,133)
------------------------------------------------------------
Federal income taxes (benefit)                                     792,834       (427,033)      (4,561,826)
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before net realized loss on
investments                                                     48,045,613     21,913,424     (253,489,307)
------------------------------------------------------------
Net realized loss on investments                                (2,233,251)    (2,012,331)        (721,449)
------------------------------------------------------------  ------------   ------------   --------------
Net income (loss)                                             $ 45,812,362   $ 19,901,093   $ (254,210,756)
------------------------------------------------------------  ============   ============   ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                        UNASSIGNED            TOTAL
                                                COMMON             PAID-IN              SURPLUS--             CAPITAL AND
                                                STOCK              SURPLUS              DEFICIT               SURPLUS
                                                ----------------   ------------------   -------------------   -------------------
BALANCES AT JANUARY 1, 1998                     $      2,000,000   $      227,407,481   $       (16,555,254)  $       212,852,227
----------------------------------------------
Surplus paid-in                                               --          156,721,000                    --           156,721,000
----------------------------------------------
Net loss                                                      --                   --          (254,210,756)         (254,210,756)
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (178,648)             (178,648)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               241,698               241,698
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (3,024,183)           (3,024,183)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (682,060)             (682,060)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1998                          2,000,000          384,128,481          (274,409,203)          111,719,278
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            19,901,093            19,901,093
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (939,080)             (939,080)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               187,322               187,322
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,509,909)           (2,509,909)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (605,340)             (605,340)
----------------------------------------------
Gain on reinsurance transaction                               --                   --             4,640,202             4,640,202
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1999                          2,000,000          384,128,481          (253,734,915)          132,393,566
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            45,812,362            45,812,362
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (215,965)             (215,965)
----------------------------------------------
Increase in nonadmitted assets                                --                   --            (5,544,963)           (5,544,963)
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,515,605)           (2,515,605)
----------------------------------------------
Decrease in liability for reinsurance in
unauthorized companies                                        --                   --               822,580               822,580
----------------------------------------------
Change in valuation basis for deposit fund
liabilities and accident and health reserves                  --                   --            (1,574,037)           (1,574,037)
----------------------------------------------
Amortization of gain on 1999 reinsurance
transaction                                                   --                   --              (558,779)             (558,779)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 2000                   $      2,000,000   $      384,128,481   $      (217,509,322)  $       168,619,159
----------------------------------------------  ================   ==================   ===================   ===================

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000            1999            1998
                                                              -------------   -------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 244,312,744   $ 172,535,360   $ 1,284,669,810
------------------------------------------------------------
Investment income received                                      134,872,591     138,850,106        96,331,551
------------------------------------------------------------
Benefits paid                                                  (301,454,632)   (204,263,171)      (83,399,329)
------------------------------------------------------------
Underwriting, insurance and other expenses paid                 (76,441,777)    (96,041,640)     (351,272,500)
------------------------------------------------------------
Federal income taxes recovered (paid)                               464,893        (656,134)        1,703,193
------------------------------------------------------------
Dividends to policyholders                                       (5,848,391)     (5,921,665)        2,651,237
------------------------------------------------------------
Change in other liabilities                                      48,015,638     (38,369,356)               --
------------------------------------------------------------
Other income received and expenses paid, net                     26,265,843       1,653,592        39,064,672
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by (used in) operating activities              70,186,909     (32,212,908)      989,748,634
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      202,673,308     294,554,595       249,409,117
------------------------------------------------------------
Purchase of investments                                        (254,130,400)   (369,356,711)   (1,280,892,696)
------------------------------------------------------------
Net increase in policy loans                                     (1,506,827)     (7,064,582)     (131,317,640)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash used in investing activities                           (52,963,919)    (81,866,698)   (1,162,801,219)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --              --       156,721,000
------------------------------------------------------------
Other                                                                    --              --        (3,895,136)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by financing activities                                --              --       152,825,864
------------------------------------------------------------  -------------   -------------   ---------------

Net increase (decrease) in cash and short-term investments       17,222,990    (114,079,606)      (20,226,721)
------------------------------------------------------------
Total cash and short-term investments at beginning of year       29,467,267     143,546,873       163,773,594
------------------------------------------------------------  -------------   -------------   ---------------
Total cash and short-term investments at end of year          $  46,690,257   $  29,467,267   $   143,546,873
------------------------------------------------------------  =============   =============   ===============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

ORGANIZATION
Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York.

The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the state of New York.

USE OF ESTIMATES
The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

BASIS OF PRESENTATION
The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP").

For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other National Association of Insurance Commissions ("NAIC") publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within in a state and may change in the future.

The NAIC revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL in a process referred to as Codification. The revised manual became effective on January 1, 2001. New York adopted the provisions of the revised manual subject to certain modifications. The most significant modification affecting the Company is that New York did not adopt the provisions of Codification requiring companies to record deferred tax assets and liabilities. The revised manual will result in other changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised ACCOUNTING PRACTICES AND PROCEDURES MANUAL will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001. Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND DEPOSITS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFITS RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

REINSURANCE
Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2000       1999       2000       1999       1998
                                                              -----------------------------------------------------
                                                              (IN THOUSANDS)        (IN THOUSANDS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $168,619   $132,394   $ 45,812   $ 19,901   $(254,211)
GAAP adjustments:
  Unrealized loss on investments............................   (22,619)   (74,971)        --         --          --
  Interest maintenance reserve..............................        --        957     (3,206)       458        (579)
  Net realized gain (loss) on investments...................    (1,502)    (1,951)       347     (6,348)      3,050
  Asset valuation reserve...................................    10,400      7,885         --         --          --
  Policy and contract reserves..............................   (78,945)   (72,302)    (7,676)    25,985     271,293
  Present value of future profits, deferred policy
    acquisition costs and goodwill..........................   329,068    369,032    (15,195)    (6,639)      6,091
  Policyholders' share of earnings and surplus on
    participating business..................................    (8,297)    (9,325)     1,028      1,071        (100)
  Deferred income taxes.....................................    31,006     17,505     (7,814)   (12,159)    (12,696)
  Nonadmitted assets........................................     5,660      1,685         --         --          --
  Other, net................................................      (959)     2,555      3,871     (2,096)        (82)
                                                              --------   --------   --------   --------   ---------
Net increase (decrease).....................................   263,812    241,070    (28,645)       272     266,977
                                                              --------   --------   --------   --------   ---------
Amounts on a GAAP basis.....................................  $432,431   $373,464   $ 17,167   $ 20,173   $  12,766
                                                              ========   ========   ========   ========   =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Policy loans are reported at unpaid principal balances.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common stocks are credited or charged directly in unassigned surplus.

PREMIUMS
Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFIT RESERVES
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income and from mortality and expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from mortality and expense charges on deposit funds.

RECLASSIFICATIONS
Certain amounts reported in the 2000 Annual Statement of the Company have been reclassified in the accompanying financial statements; however, such reclassifications had no effect on unassigned surplus-deficit or on net income.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                           COST OR          GROSS         GROSS
                                                           AMORTIZED        UNREALIZED    UNREALIZED     FAIR
                                                           COST             GAINS         LOSSES         VALUE
                                                           ------------------------------------------------------------
At December 31, 2000:
  Corporate..............................................  $1,258,043,165   $12,258,931   $(40,298,957)  $1,230,003,139
  U.S. government........................................      26,082,036     1,353,121        (76,345)      27,358,812
  Foreign government.....................................      17,090,948       468,702       (865,569)      16,694,081
  Mortgage-backed........................................     231,565,609     4,478,734     (1,460,720)     234,583,623
  State and municipal....................................       3,081,969        21,205             --        3,103,174
                                                           --------------   -----------   ------------   --------------
                                                           $1,535,863,727   $18,580,693   $(42,701,591)  $1,511,742,829
                                                           ==============   ===========   ============   ==============

At December 31, 1999:
  Corporate..............................................  $1,214,312,519   $   908,731   $(65,599,479)  $1,149,621,771
  U.S. government........................................      25,736,299        11,711     (1,900,750)      23,847,260
  Foreign government.....................................      17,602,777       362,624     (1,070,496)      16,894,905
  Mortgage-backed........................................     221,570,519         2,732     (9,530,799)     212,042,452
  State and municipal....................................       3,370,717            --       (105,915)       3,264,802
                                                           --------------   -----------   ------------   --------------
                                                           $1,482,592,831   $ 1,285,798   $(78,207,439)  $1,405,671,190
                                                           ==============   ===========   ============   ==============

The carrying amount of bonds in the balance sheet at December 31, 2000 and 1999 reflects adjustments of $1,333,693 and $1,123,693, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                          COST OR
                          AMORTIZED        FAIR
                          COST             VALUE
                          -------------------------------
Maturity:
  In 2001...............  $   55,774,634   $   55,637,893
  In 2002-2005..........     411,016,874      406,609,876
  In 2006-2010..........     429,344,203      419,664,778
  After 2010............     408,162,407      395,246,659
  Mortgage-backed
    securities..........     231,565,609      234,583,623
                          --------------   --------------
Total...................  $1,535,863,727   $1,511,742,829
                          ==============   ==============

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998, were $50,802,571, $253,876,450 and $203,748,028, respectively. Gross gains during
2000, 1999 and 1998, of $385,946, $842,229 and $3,612,434, respectively, and gross losses of $3,048,848, $6,968,975 and $1,529,149, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $500,024 and $500,078, respectively, were on deposit with the Department to satisfy regulatory requirements.

During 2000, the minimum and maximum lending rates for mortgage loans were 7.83% and 9.33%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2000, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS (CONTINUED)
The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------------------------------------
Income:
  Bonds.....................................................  $105,825,033   $106,590,150   $ 78,205,686
  Mortgage loans on real estate.............................    14,035,856     13,522,104     14,304,385
  Policy loans..............................................    10,614,785     11,018,423      7,981,377
  Cash, short-term and other investments....................     3,006,508      2,391,977      5,893,453
                                                              ------------   ------------   ------------
Total investment income.....................................   133,482,182    133,522,654    106,384,901

Investment expenses.........................................     1,399,340      1,309,426      1,301,322
                                                              ------------   ------------   ------------
Net investment income.......................................  $132,082,842   $132,213,228   $105,083,579
                                                              ============   ============   ============

Net realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000                1999                1998
                                                              --------------------------------------------------
Net realized capital gains (losses).........................  $(5,392,925)        $(4,743,577)        $3,538,335
Less amount transferred to IMR (net of related taxes
  (credits) of ($1,701,363), ($1,706,485) and $1,634,708, in
  2000, 1999 and 1998, respectively)........................   (3,159,674)         (3,169,187)         3,035,887
                                                              -----------         -----------         ----------
                                                               (2,233,251)         (1,574,390)           502,448
Less federal income taxes on realized gains.................           --             437,941          1,223,897
                                                              -----------         -----------         ----------
Net realized capital losses after transfer to IMR and
  taxes.....................................................  $(2,233,251)        $(2,012,331)        $ (721,449)
                                                              ===========         ===========         ==========

3. FEDERAL INCOME TAXES

The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, $11,612,000 of net operating loss was utilized to offset 1999 taxable income and in 2000 $29,343,000 of net operating loss was utilized to offset 2000 taxable income. The remaining portion of the net operating loss at December 31, 2000, of $30,039,000 will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss. The Company paid alternative minimum tax payments of $900,000 in 2000.

4. REINSURANCE

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $500,000. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the Statements of Operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 that became the Company's obligation. The Company also received assets, measured on a historical, statutory basis, equal to the liabilities.

In 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the Statements of Operations line item "Other revenues."

Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. REINSURANCE (CONTINUED)
to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4,640,202 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $558,779 recognized in income in 2000.

On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $87,748,000 and $97,457,160 at December 31, 2000 and 1999, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $1,645,109 and $2,290,826 at December 31, 2000 and 1999, respectively.

The caption "Premiums and deposits" in the statements of operations includes $122,293,714 and $140,394,771 of insurance assumed and $26,954,922 and
$44,245,573 of insurance ceded in 2000 and 1999, respectively.

The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $16,717,361 and $71,763,962 for 2000 and 1999, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $464,800 and $1,287,400 at December 31, 2000 and 1999,
respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At
December 31, 2000, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

At December 31, 2000 and 1999, the Company had $408,060,280 and $1,149,964,000,
respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of New York. Reserves to cover the above insurance totaled $4,736,882 and $5,893,549 at December 31, 2000 and 1999, respectively.

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                   AMOUNT           PERCENT
                                   ------------------------
Subject to discretionary
  withdrawal with adjustment:
  With market value adjustment...  $  295,582,214     24.2%
  At book value, less surrender
    charge.......................      70,318,938      5.8
  At market value................     312,909,427     25.7

Subject to discretionary
  withdrawal without adjustment
  at book value with minimal or
  no charge or adjustment........     495,666,249     40.7
Not subject to discretionary
  withdrawal.....................      44,538,694      3.6
                                   --------------    -----
Total annuity reserves and
  deposit fund liabilities,
  before reinsurance.............   1,219,015,522    100.0%
                                                     =====
Less reinsurance.................       2,076,789
                                   --------------
Net annuity reserves and deposit
  fund liabilities, including
  separate accounts..............  $1,216,938,733
                                   ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)
Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                              DECEMBER 31
                              2000           1999
                              ---------------------------
Premium deposit funds.......  $866,537,763   $920,665,883
Undistributed earnings on
  participating business....    30,993,957     30,544,045
Other.......................        30,873        138,036
                              ------------   ------------
                              $897,562,593   $951,347,964
                              ============   ============

6. CAPITAL AND SURPLUS

The Company received additional paid-in surplus from Lincoln Life of $156,721,000 in October 1998.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company requires 30 day advance notice to the Department.

7. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four years following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As of December 31, 2000, there were 37,034 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 17,169 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. In 1999 and 1998, 3,740 and 137 options were exercised, respectively and in 1999, 2,400 options were forfeited. No options were exercised or forfeited during 2000 and no options were forfeited in 1998.

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageious to the policyholder. The Company's

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

CONTINGENCY MATTERS
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

BONDS AND COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

CASH AND SHORT-TERM INVESTMENTS
The carrying value of cash and short-term investments approximates their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment-type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN THOUSANDS)
                                                              -------------------------------------------------
Bonds.......................................................  $1,535,863   $1,511,743   $1,482,593   $1,405,671
Unaffiliated common stocks..................................          --           --          161          161
Mortgage loans on real estate...............................     185,143      183,394      197,425      189,179
Policy loans................................................     178,944      190,615      177,437      190,667
Cash and short-term investments.............................      46,690       46,690       29,467       29,467
Other invested assets.......................................         329          329          223          223
Investment-type insurance contracts.........................    (876,379)    (824,960)    (951,348)    (910,752)
Separate account assets.....................................     329,781      329,781      328,768      328,768
Separate account liabilities................................    (329,781)    (329,781)    (328,768)    (328,768)

10. TRANSACTIONS WITH AFFILIATES

The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,986,332, $22,675,891 and $18,504,450 in 2000, 1999 and 1998, respectively.
The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $2,439,100, $1,359,279 and $273,952 in 2000, 1999 and 1998, respectively.

The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,388,223, $1,309,426 and $1,501,592 in 2000, 1999 and 1998, respectively.

The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $4,783,310 and $6,269,272 for premiums paid on these contracts in 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $2,475,583 and $2,323,435 related to reserve credits taken on these contracts as of December 31, 2000 and 1999, respectively.

11. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds are carried at fair value. None of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $61,642,139, $109,574,216 and $73,993,993 in 2000, 1999 and 1998, respectively.
Reserves for separate accounts with assets at fair value were $317,471,859 and $320,413,080 at December 31, 2000 and 1999, respectively. All reserves are subject to discretionary withdrawal at market value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
A reconciliation of transfers to separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000          1999              1998
                                                              --------------------------------------------
Transfers as reported in the Summary of Operations of
various separate accounts:
  Transfers to separate accounts............................  $ 61,642,139  $109,574,216      $ 73,993,993
  Transfers from separate accounts..........................   (36,528,897)  (81,318,409)      (40,118,042)
                                                              ------------  ------------      ------------
Net transfer to separate accounts as reported in the
Statement of Operations.....................................  $ 25,113,242  $ 28,255,807      $ 33,875,951
                                                              ============  ============      ============

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the Untied States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 30, 2001

LINCOLN NEW YORK SEPARATE ACCOUNT N FOR VARIABLE ANNUITIES

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

  (a) List of Financial Statements

      1. Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement:

      2. Part B The Financial Statements for the Variable Account are included in Part B of this Registration Statement:

         Statement of Assets and Liability--December 31, 2000
         Statement of Operations--For the period from May 12, 2000 (Inception) to December 31, 2000
         Statement of Changes in Net Assets--For the period from May 12, 2000 (Inception) to December 31, 2000
         Notes to Financial Statements--December 31, 2000
         Reports of Ernst & Young LLP, Independent Auditors


      3. Part B The following Statutory-Basis Financial Statements of Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

Balance Sheets Statutory-Basis--December 31, 2000 and 1999

Statements of Operations Statutory-Basis--Years ended December 31, 2000, 1999 and 1998

Statements of Changes in Capital and Surplus Statutory-Basis--Years ended December 31, 2000, 1999 and 1998.

Statements of Cash Flows Statutory-Basis--Years ended December 31, 2000, 1999 and 1998.

Notes to Statutory-Basis Financial Statements--December 31, 2000
Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

                (b)  List of Exhibits

(1)(a) Resolution of the Board of Directors and Memorandum authorizing establishment of Account N is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum is incorporated herein by reference to Registration Statement on Form N-4 (333-93875) filed December 30, 1999.

   (c) Amendment No. 2 to the Certain Memorandum is incorporated herein by reference to Registration Statement (333-37982) filed on September 8, 2000.

(2)    None.

(3)(a) Amended and Restated Principal Underwriting Agreement--Lincoln Financial Advisors/Lincoln Life & Annuity Company of New York. Incorporated herein by reference to Registration Statement on Form N-4 (333-93875), filed 12-30-99.

   (b) Wholesaling Agreement between Lincoln Life & Annuity Company of
       New York, Lincoln Financial Advisors, and Delaware Distributors, L.P. is incorporated herein by reference to Registration Statement on Form N-4 (333-93875) Post-Effective Amendment No. 3.

       (1) Amendment to wholesale agreement is hereby incorporated by reference to Registration Statement on Form N-4 (333-93875) Post-Effective Amendment No. 3.

   (c) Standard Selling Group Agreement is incorporated herein by reference to Registration Statement on Form N-4 (333-93875) filed on April 28, 2000.

(4)(a) Variable Annuity Contract.

   (b) Income4Life Solutions (IRA) Rider is incorporated herein by reference to Registration Statement No. 3 (333-93875)

   (c) Income4Life Solutions (NQ) Rider is incorporated herein by reference to Registration Statement No. 3 (333-93875)

(5)    Application.

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration Statement on Form N-4 (333-10863) filed on 8/27/96.

(7)    Not applicable.


(8)(a) Administrative Services Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Life Insurance Company dated 1-1-98 incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (333-38007) filed on 10/11/99.

   (b) Participation Agreement between Lincoln Life & Annuity Company of New York and AIM Insurance Funds, Inc.

   (c) Participation Agreement between Lincoln Life & Annuity Company of New York and the Capital Research and Management Company.

   (d) Participation Agreement between Lincoln Life & Annuity Company of New York and the Delaware Funds.

   (e) Participation Agreement between Lincoln Life & Annuity Company of New York and Variable Insurance Products and Fidelity Insurance Funds and Fidelity Distributors Corporation.

   (f) Participation Agreement between Lincoln Life & Annuity Company of New York and Franklin/Templeton Funds.

   (g) Participation Agreement between Lincoln Life & Annuity Company of New York and MFS Variable Insurance Funds.

   (h) Participation Agreement between Lincoln Life & Annuity Company of New York and Alliance Variable Products Series Fund.

   (i) Participation Agreement between Lincoln Life & Annuity Company of New York and BT Insurance Funds.

   (j) Participation Agreement between Lincoln Life & Annuity Company of New York and the Liberty Variable Investment Trust Fund is incorporated herein by reference to Post-Effective Amendment No. 3 (333-93875).

       (1) Amendment Dated June 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 3 (333-93875).

   (k) Participation Agreement between Lincoln Life & Annuity Company of New York and the Lincoln National Bond Fund.

   (l) Participation Agreement between Lincoln Life & Annuity Company of New York and the Lincoln National Money Market Fund.

(9) Opinion and consent of Robert O. Sheppard, Counsel of Lincoln Life & Annuity Company of New York as to legality of securities being issued is incorporated herein by reference to Registration Statement (333-37982) filed on September 8, 2000.

(10)   Consent of Ernst & Young LLP, Independent Auditors.

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation for Performance Quotations is incorporated herein by reference to Registration Statement (333-37982) filed on September 8, 2000.

(14)   Not applicable.

(15)   Other Exhibits:

                (a) Organizational Chart of the Lincoln National Insurance Holding Company System
                (b)  Books and Records Report


Item 25.

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


                                          Positions and Officers with
                                         Lincoln Life & Annuity Company
Name                                              of New York
----                                     ------------------------------
Lorry J. Stensrud**                      President and Director

John H. Gotta*****                       2nd Vice President and Director

Janet Chrzan**                           2nd Vice President/Chief Financial
                                         Officer

J. Patrick Barrett                       Director
    Chairman and CEO
    Carpat Investments
    4605 Watergap
    Manlius, NY 13104

Robert D. Bond**                         Director

Jon A. Boscia***                         Director

Diane Dillman**                          AVP/Director of Annuities Compliance

Christine Frederick*****                 AVP/Director of Life Compliance

Steven M. Kluever**                      2nd Vice President

Barbara S. Kowalczyk***                  Director

M. Leanne Lachman                        Director
    Principal
    Lend Lease Real Estate Investments
    787 7th Avenue--46th Floor
    New York, NY 10019

Louise G. Marcoccia                      Director
    Senior Vice President
    Syracuse University
    Skytop Office Building
    Skytop Road
    Syracuse, NY 13244-5300

Gary W. Parker*****                      2nd Vice President and Director

John M. Pietruski                        Director
    One Penn Plaza
    Suite 3408
    New York, NY 10119

Ron J. Ponder                            Director
    President & CEO
    Telecom, Media &
    Networks Americas
    A Cap Gemini Ernst & Young
    Company
    25 Airport Road
    Morristown NJ
    07960

Lawrence T. Rowland****                  Director

Robert O. Sheppard*                      2nd Vice President/General Counsel

Eldon J. Summers, Jr.**                  Treasurer

C. Suzanne Womack***                     Secretary


* Principal business address of each person is 120 Madison Street, 17th Floor, Syracuse, New York 13202.

** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46801.

*** Principal business address of each person is Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, PA 19102.

**** Principal business address of each person is 1700 Magnovox Way, One Reinsurance Place, Fort Wayne, Indiana 46804.

***** Principal business address of each person is 359 Church Street, Hartford, CT 06103.

Item 26.

                     PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15(a): The Organizational Chart of The Lincoln National Insurance Holding Company System is hereby incorporated herein by this reference.


Item 27.

                           NUMBER OF CONTRACT OWNERS

     As of February 28, 2001, there were 316 contractowners under Lincoln New York Variable Annuity Account N.


Item 28.

                         INDEMNIFICATION--UNDERTAKING

(a)  Brief description of indemnification provisions.

     In general, Article VII, Section 2, of the By-Laws of Lincoln Life & Annuity Co. of NY (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

     Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6(a) hereto) for the full text of the indemnification provisions.
     Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) Lincoln Financial Advisors, Inc. is the Principal Underwriter for Lincoln New York Separate Account N for Variable Annuities; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; LLANY Separate Account R for Flexible Premium Variable Life Insurance; and LLANY Separate Account S for Flexible Premium Variable Life Insurance.
     (b)  Officers and Directors

J. Michael Hemp*****            President and Director
John M. Behrendt**              Vice President
Jeffrey C. Carleton*****        Vice President
Lucy D. Gase**                  Vice President, Assistant Secretary and Director
Matthew Lynch*****              Vice President, Chief Financial and
                                Administrative Officer, and Director
C. Gary Shimmin*****            Vice President
Michael E. McMath*****          Senior Vice President and Director
Frederick J. Crawford***        Vice President and Treasurer
Cynthia A. Rose*                Secretary
Susan G. Schildt******          Senior Vice President and Director

* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, IN 46802

** Principal business address of each person is 200 East Berry Street, Fort Wayne, IN 46802-2706

*** Principal business address of each person is Center Square West Tower, 1500 Market Street - Suite 3900, Philadelphia, PA 19102-2118

***** Principal business address of each person is 350 Church Street, Hartford, CT 06103

****** Principal business address of each person is 18383 Preston Road, Suite 230, Dallas, TX 75252-5499

(c) Commissions and other compensations received by Lincoln Financial Advisors Corporation from Lincoln New York Variable Annuity Account N during the fiscal year which ended December 31, 2000.

(1)           (2)                  (3)               (4)           (5)
Name of       Net Underwriting
Principal     Discounts and        Compensation      Brokerage
Underwriter   Commissions          on Redemption     Commissions   Compensation
-----------   ---------------      -------------     -----------   ------------
Lincoln       None                 None              None          $34,576
Financial
Advisors
Corporation



Item 30.  Location of Accounts and Records

Exhibit 15(b) is hereby incorporated herein by reference.

Item 31.  Management Services

Not Applicable.

Item 32

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                  SIGNATURES

     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Syracuse, and the State of New York on this 18th day of April, 2001.

                                  Lincoln New York Separate Account N for
                                  Variable Annuities
                                  Lincoln ChoicePlus Access
                                      (Registrant)

                                  By: /s/ Lorry J. Stensrud
                                     -------------------------------------------
                                     Lorry J. Stensrud, President

                                  Lincoln Life & Annuity Company of New York
                                      (Depositor)

                                  By: /s/ Lorry J. Stensrud
                                     -------------------------------------------
                                     Lorry J. Stensrud, President

      (b) As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                  Title                             Date
---------                                  -----                             ----
/s/ Lorry J. Stensrud                      President and                     April 18, 2001
-------------------------------------      Director (Principal
Lorry J. Stensrud                          Executive Officer)


/s/ Janet Chrzan                           Second Vice President and         April 18, 2001
-------------------------------------      Chief Financial Officer
Janet Chrzan                               (Principal Financial Officer
                                           and Principal Accounting
                                           Officer)


                                           Director                          April __, 2001
-------------------------------------
J. Patrick Barrett

/s/ Robert D. Bond                         Director                          April 18, 2001
-------------------------------------
Robert D. Bond

Signature                                 Title                              Date
---------                                 -----                              ----
/s/ Jon A. Boscia                          Director                          April 18, 2001
-------------------------------------
Jon A. Boscia

/s/ John H. Gotta                          Director                          April 18, 2001
-------------------------------------
John H. Gotta

/s/ Barbara S. Kowalczyk                   Director                          April 18, 2001
-------------------------------------
Barbara S. Kowalczyk

                                           Director                          April __, 2001
-------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia                     Director                          April 18, 2001
-------------------------------------
Louis G. Marcoccia

/s/ Gary W. Parker                         Director                          April 18, 2001
-------------------------------------
Gary W. Parker

/s/ John M. Pietruski                      Director                          April 18, 2001
-------------------------------------
John M. Pietruski

/s/ Ronald J. Ponder                       Director                          April 18, 2001
-------------------------------------
Ronald J. Ponder

/s/ Lawrence T. Rowland                    Director                          April 18, 2001
-------------------------------------
Lawrence T. Rowland

/s/ Richard C. Vaughan                     Director                          April 18, 2001
-------------------------------------
Richard C. Vaughan